                                         Filed under Rule 497(h) of Regulation C
                                               Securities Act File No. 333-30248
                                          Investment Company Act File #811-05484

PROSPECTUS
                                  $60,000,000

                            Zenix Income Fund Inc.
                   Auction Rate Cumulative Preferred Shares
                             ("Preferred Shares")
                                 2,400 Shares
                   Liquidation Preference $25,000 per share

                                 -----------

  Zenix Income Fund Inc., or the Fund, is selling 2,400 Auction Rate Cumulative Preferred Shares. The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower rated fixed-income securities. The Fund invests at least 65% of its total assets in such high yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by nationally recognized rating agencies. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not appropriate for all investors.

  Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such Preferred Shares. The dividend rate on the Preferred Shares for the period from and including the date of issue to but excluding April 26, 2000 will be 6.00% per year. For each subsequent period, the Auction Agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held weekly. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

  Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

  The Preferred Shares will be senior to shares of the Fund's outstanding Common Stock, par value $.01 per share. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "ZIF." It is a condition of the closing of this offering that the Preferred Shares be offered with a rating of AAA from Standard & Poor's Rating Group and aaa from Moody's Investors Services, Inc.

  This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information, dated April 12, 2000, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-800-451-2010, or by writing to the Fund at 388 Greenwich Street, New York, New York 10013. A table of contents to the Statement of Additional Information is located at page 31 of this Prospectus. The Statement of Additional Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission's internet web site (http://www.sec.gov).

  Investing in the Preferred Shares involves risks. See the "Risk Factors and Special Considerations" section beginning on page 15 of this Prospectus.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       Per Share                       Total
-------------------------------------------------------------------------------
Public Price...............             $25,000                     $60,000,000
-------------------------------------------------------------------------------
Sales Load.................             $250.00                     $   600,000
-------------------------------------------------------------------------------
Proceeds to Fund (before
 expenses).................             $24,750                     $59,400,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

                                 -----------

  The underwriter is offering the Preferred Shares subject to various conditions. The underwriter expects to deliver the shares to purchasers, in book-entry form through the Depository Trust and Clearing Corporation, on or about April 14, 2000.
                                 -----------

                             Salomon Smith Barney

April 12, 2000

  You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the Underwriter has authorized anyone to provide you with different information. If anyone provides you with different information, you should not rely on it. Neither the Fund nor the Underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial conditions, results of operations and prospects may have changed since that date.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   1

Financial Highlights.......................................................   6

The Fund...................................................................  10

Use of Proceeds............................................................  10

Capitalization.............................................................  11

Portfolio Composition......................................................  11

Investment Objective and Policies..........................................  12

Risk Factors and Special Considerations....................................  15

Management of the Fund.....................................................  18

Description of Preferred Shares............................................  19

The Auction................................................................  23

Taxes......................................................................  26

Description of Common Stock................................................  27

Determination of Net Asset Value...........................................  28

Conversion to Open-End Fund................................................  28

Repurchase of Common Shares................................................  28

Custodian, Transfer Agent, Dividend Paying Agent and Registrar.............  28

Underwriting...............................................................  29

Legal Opinions.............................................................  29

Reports to Shareholders....................................................  29

Independent Auditors.......................................................  30

Further Information........................................................  30

Financial Statements.......................................................  30

Table of Contents of the Statement of Additional Information...............  31

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Cross references in this summary are to headings in the body of this Prospectus or the Statement of Additional Information.

The Fund....................  Zenix Income Fund Inc. is a diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on February 11, 1988. The Fund's outstanding Common Stock is listed on the New York Stock Exchange under the symbol "ZIF." See "The Fund" and "Description of Common Stock." The Fund's principal office is located at 388 Greenwich Street, New York, New York 10013 and its telephone number is
                              (212) 783-7857.

Investment Adviser..........  SSB Citi Fund Management LLC, or SSBC, a
                              subsidiary of Salomon Smith Barney Holdings
                              Inc., is the Fund's investment adviser. SSBC is responsible for the selection and on-going monitoring of the Fund's investment portfolio. The Fund pays SSBC for the services it provides to the Fund a monthly fee at the annual rate of .50 of 1% of the Fund's average daily net assets. See "Management of the Fund."

The Offering................  The Fund is offering a total of 2,400 shares of Auction Rate Cumulative Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. The Preferred Shares are being offered by Salomon Smith Barney Inc. as underwriter. See "Underwriting."

Investment Objective and      The Fund's investment objective is to seek
Policies....................  high current income. This income, if any, will be distributed to holders of Common
                              Stock after the satisfaction of the
                              obligations to pay dividends on the Preferred
                              Shares. See "Investment Objective and
                              Policies" and "Description of Preferred
                              Shares--Dividends." An investment in the Fund may not be appropriate for all investors and the Fund cannot guarantee you that it will achieve its investment objective.

Investment Strategy.........  The Fund seeks to achieve its objective by investing in a portfolio of high yield, lower rated fixed-income securities. Under normal market conditions, the Fund invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower categories by nationally recognized rating agencies (consisting of fixed-income securities rated BB to as low as C by Standard & Poor's Rating Group, or S&P, or Ba to as low as C by Moody's Investors Services, Inc., or Moody's).

                              The Fund may invest up to 35% of its total assets in investment grade fixed-income securities during normal market conditions and in excess of that amount during temporary defensive periods.

                              The Fund may also invest up to 20% of its total assets in non-rated securities that SSBC believes to be of a quality comparable to rated securities in which the Fund may invest. See "Investment Objective and Policies-- Investment Strategies."

                              Lower rated fixed-income securities are
                              subject to a greater degree of risk than higher rated securities, which generally bear a lower interest rate; accordingly, to the extent the Fund's assets are invested in higher rated securities, the Fund's investment objective of high current income may not be attained. Consequently, the Fund cannot guarantee you that it will achieve its investment objective. See "Risk Factors and Special Considerations--Lower Rated and Unrated Securities Risk."

                              The Fund's investments are subject to
                              diversification, liquidity and related
                              guidelines established in connection with the Fund's receipt from S&P and Moody's of ratings of AAA and aaa, respectively, for the Preferred Shares. See "Investment Objective and Policies."

                              Ratings issued by nationally recognized
                              rating agencies, including S&P and Moody's, do not eliminate or mitigate the risks of investing in the Fund's securities. See "Risk Factors and Special Considerations" below and in the Statement of Additional Information and "Description of Preferred Shares--Asset Maintenance" in the Statement of Additional Information.

Risk Factors and Special      Risk is inherent in all investing. Therefore,
Considerations..............  before investing in Preferred Shares you should consider certain risks carefully. The primary risks of investing in Preferred
                              Shares are:

                               . if an auction fails you may not be able
                                 to sell some or all of your shares
                                 (auction risk);

                               . because of the nature of the market for
                                 Preferred Shares, you may receive less
                                 than the price you paid for your shares
                                 if you sell them outside of the auction, especially when market interest rates are rising (secondary market risk);

                               . a rating agency could downgrade the
                                 rating assigned to the Preferred Shares, which could affect liquidity (ratings and asset coverage risk);

                               . the Fund may be forced to redeem your
                                 shares to meet regulatory or rating
                                 agency requirements or may voluntarily
                                 redeem your shares under certain
                                 circumstances (ratings and asset coverage risk);

                               . in extraordinary circumstances the Fund
                                 may not earn sufficient income from its
                                 investments to pay dividends (interest
                                 rate risk);

                               . if the Fund redeems your Preferred
                                 Shares, you may not be able to find as
                                 good a yield on an investment with
                                 similar terms and quality (reinvestment
                                 risk);

                               . if long-term rates rise, the value of the
                                 Fund's investment portfolio will decline, reducing the asset coverage for the Preferred Shares (interest rate risk); and

                               . if an issuer of a fixed-income security
                                 in which the Fund invests defaults, there may be a negative impact on the income and net asset value of the Fund's portfolio (interest rate risk and credit risk).

                              In addition, although the offering described in this Prospectus is conditioned upon the receipt of ratings of AAA from S&P and aaa from Moody's for the Preferred Shares, the Fund invests in lower rated securities, commonly known as "junk bonds" because of their lower rating by nationally recognized rating agencies, and unrated securities of comparable quality. These lower rated and comparable unrated securities involve greater risk than higher rated securities.

                              These securities generally offer a higher return potential than higher rated securities but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. See "Risk Factors and Special
                              Considerations--Credit Risk" and--"Investment
                              Strategy Risk." For additional risks of
                              investing in the Fund and the Preferred
                              Shares, see "Risk Factors and Special
                              Considerations."

Trading Market..............  Preferred Shares are not listed on an exchange. Instead, you may buy or sell
                              Preferred Shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                              In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this market at any time. A secondary market may not provide you with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. See "The Auction--Secondary Market" in the Statement of Additional Information.

                              The first auction date for Preferred Shares will be Tuesday, April 25, 2000, the business day before the dividend payment date for the initial rate period for Preferred Shares. The auction date for Preferred Shares normally will be a Tuesday, and the start date for subsequent rate periods normally will be the following business day, typically a Wednesday, unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and Rate Periods..  Dividends on the Preferred Shares will be cumulative from the date the shares are first issued. The Fund will pay dividends on the Preferred Shares, on each dividend payment date, out of legally available funds, commencing on April 26, 2000. See "Description of Preferred Shares--Dividends-- General."

                              Dividends on Preferred Shares will accumulate beginning on Friday, April 14, 2000 at the initial rate of 6.00%. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auctions, normally held weekly. For each subsequent period, the Auction Agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The rate set at auction will not exceed the Maximum Applicable Rate. Dividends will be paid on shares of Preferred Shares on Wednesday, April 26 and normally thereafter on each Wednesday. If the Wednesday on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls before that Wednesday. See "Description of Preferred Shares--Dividends--General and--Dividend Rate
                              Set At Auction."

                              The number of days in the initial rate period will be 12 days. Subsequent rate periods generally will be seven days. The dividend payment date for a special rate period of more than seven days will be set out in the notice designating a special rate period. See "Description of Preferred Shares--Dividends-- General."

Administrator...............
                              In addition to serving as the Fund's
                              Investment Adviser, SSBC currently serves as the Fund's administrator. The Fund pays SSBC for the services it provides as administrator to the Fund a monthly fee at the annual rate of .20 of 1% of the Fund's average daily net assets. See "Management of the Fund."

Use of Proceeds.............  The net proceeds from the sale of the
                              Preferred Shares offered by this Prospectus will be used to redeem 30,000 shares of the outstanding Preferred Stock (the "Outstanding Preferred Stock") that are subject to mandatory redemption on April 15, 2000 and to retire the Fund's debt under its existing line of credit with PNC Bank, N.A. See "Use of Proceeds."

Underwriting................  Salomon Smith Barney Inc. will serve as underwriter of the Preferred Shares offered by this Prospectus. See "Underwriting."

Asset Maintenance...........  Under the Fund's Articles Supplementary,
                              which establishes and fixes the rights and preferences of the Preferred Shares, the Fund is required to maintain, as of the last business day of each calendar month

                               . asset coverage of at least 200% with
                                 respect to senior securities that are
                                 stock, including the Preferred Shares,
                                 and

                               . asset coverage of at least 300% with
                                 respect to any senior securities
                                 representing indebtedness.

                              See "Description of Preferred Shares--Asset
                              Maintenance" in the Statement of Additional
                              Information. If the Fund fails to maintain these asset coverages, the Preferred Shares must be redeemed in certain circumstances. See "Description of Preferred Shares-- Redemption."

Minimum Liquidity Level.....  For as long as Preferred Shares are still outstanding, the Fund will be required to maintain on a semi-annual basis certain assets having a discounted value not less than the Dividend Coverage Amount. See "Description of Preferred Shares--Minimum Liquidity Level" in the Statement of Additional Information.

Ratings.....................  It is a condition of closing of the offering described in this Prospectus that the
                              Preferred Shares be issued with a rating of AAA from S&P and aaa from Moody's. See "Investment Objective and Policies."

Redemption..................  The Fund will not ordinarily redeem Preferred
                              Shares. However, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred Shares under certain conditions. Any redemption of Preferred Shares will be made at a price equal to $25,000 per share plus accumulated but unpaid dividends to the redemption date plus (in the case of a dividend period of one year or more only) a redemption premium. See "Description of Preferred Shares-- Redemption."

Liquidation Preference......  The liquidation preference of each Preferred
                              Share is $25,000, plus any accumulated but unpaid dividends to the date of distribution. See "Description of Preferred Shares-- Liquidation Rights" in the Statement of Additional Information.

Voting Rights...............  Normally, holders of Preferred Shares will elect two Directors, holders of Common Stock will elect two Directors and holders of Preferred Shares and Common Stock, voting as a single class, will elect the remaining Directors. If the Fund fails to pay dividends on the Preferred Shares in an amount equal to two full years' dividends, however, holders of Preferred Shares, voting as a single class, will have the right to elect the smallest number of Directors that would constitute a majority of the Directors until cumulative dividends have been paid or provided for. The holders of Preferred Shares vote separately as a class on certain other matters, as required under the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended (the "Investment Company Act") and Maryland law. See "Description of Preferred Shares--Voting Rights."

Federal Income Taxes........  So long as the Fund continues to meet the requirements for being a tax-qualified
                              regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the Federal dividends received deduction. See "Taxes."

Custodian, Transfer Agent,
Dividend Paying Agent and     PNC Bank, N.A., or PNC, serves as the Fund's
Registrar...................  custodian. PFPC Global Fund Services or PFPC, a subsidiary of PNC Corporation, serves as transfer agent, dividend paying agent and registrar for the Common Stock and Preferred
                              Shares and, for the Preferred Shares, as agent to provide notice of redemption and certain voting rights. See "Custodian,
                              Transfer Agent, Dividend Paying Agent and
                              Registrar."

                             FINANCIAL HIGHLIGHTS

  The tables below set forth selected financial information for an outstanding share of Common Stock, a share of Outstanding Preferred Stock and a share of the Fund's 9.67% Cumulative Preferred Stock (which was redeemed on April 15,
1993) throughout each period presented. All of the Fund's Outstanding Preferred Stock will be redeemed on or about April 15, 2000. See "Use of Proceeds." The financial highlights for fiscal years ended March 31, 1996 through and including March 31, 1999 have been audited by KPMG LLP, the Fund's independent accountants, as stated in their report dated May 12, 1999, included in the Fund's March 31, 1999 Annual Report and incorporated by reference into the Fund's Statement of Additional Information. The financial highlights for the fiscal years ended March 31, 1990-1995 have been audited by other independent auditors. The Fund's unaudited financial statements in its September 30, 1999 Semi-Annual Report are also incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's March 31, 1999 Annual Report and the September 30, 1999 Semi-Annual Report, which are available without charge by calling the Fund at 1-800-451-2010.

           PER SHARE OPERATING PERFORMANCE THROUGHOUT EACH PERIOD(1)

                            Six Months
                               Ended           Year Ended March 31,
                             Sept. 30,     -----------------------------------
                               1999         1999      1998     1997     1996
                            -----------    -------   ------   ------   -------
                            (Unaudited)
Net Asset Value, Beginning
 of Period................    $ 5.96       $  6.96   $ 6.45   $ 6.31    $ 5.88
Net Investment Income.....      0.38          0.82     0.87     0.92      0.86
Net Realized and
 Unrealized Gain (Loss)...     (0.54)        (0.97)    0.56     0.08      0.45
Total from Investment
 Operations...............     (0.16)        (0.15)    1.43     1.00      1.31
Less Distributions
Dividends (from net
 investment income)
  (i)To Outstanding
   Preferred Stockholders.     (0.06)        (0.14)   (0.14)   (0.14)    (0.15)
  (ii)To Common
   Shareholders...........     (0.33)        (0.69)   (0.78)   (0.72)    (0.73)
Distributions (from
 capital gains)
  (i)To Common
   Shareholders...........       --          (0.02)     --       --        --
Returns of Capital
  (i)To Common
   Shareholders...........       --            --       --       --        --
Total Distributions.......     (0.39)        (0.85)   (0.92)   (0.86)    (0.88)
Net Asset Value, End of
 Period...................    $ 5.41       $  5.96   $ 6.96   $ 6.45    $ 6.31
Per Share Market Value,
 End of Period............    $ 5.31       $  5.88   $ 7.50   $ 7.25    $ 7.00
Total Investment Return,
 Based on Market Value(2).     (4.14)%(3)   (12.53)%  14.81 %  15.55 %   18.35 %
Total Investment Return,
 Based on Net Asset
 Value(2).................     (3.78)%(3)    (4.38)%  19.75 %  14.04 %   20.01 %

                                     Year Ended March 31,
                          ----------------------------------------------------
                           1995     1994     1993     1992     1991     1990
                          ------   ------   ------   ------   ------   -------
Net Asset Value,
 Beginning of Period....  $ 6.76   $ 6.86   $ 6.39   $ 5.58   $ 6.30   $  8.71
Net Investment Income...    0.93     1.02     1.07     1.08     1.17      1.42
Net Realized and
 Unrealized Gain (Loss).   (0.78)   (0.13)    0.51     0.82    (0.74)    (2.37)
Total from Investment
 Operations.............    0.15     0.89     1.58     1.90     0.43     (0.95)
Underwriting Commissions
 and offering cost on
 7.00% Cumulative
 Preferred Stock........     --       --     (0.05)     --       --        --
Less Distributions
 Dividends (from net
 investment income)
  (i)To Outstanding
   Preferred
   Stockholders.........   (0.16)   (0.11)     --       --       --        --
  (ii)To 9.67% Preferred
   Stockholders.........     --     (0.12)   (0.23)   (0.24)   (0.25)    (0.26)
  (iii)To Common
   Shareholders.........   (0.87)   (0.82)   (0.82)   (0.85)   (0.90)    (1.20)
Change in Accumulated
 Undeclared Dividends on
 Preferred Stock........     --      0.06    (0.01)     --       --        --
Total Distributions.....   (1.03)   (0.99)   (1.06)   (1.09)   (1.15)    (1.46)
Net Asset Value, End of
 Period.................  $ 5.88   $ 6.76   $ 6.86   $ 6.39   $ 5.58   $  6.30
Per Share Market Value,
 End of Period..........  $ 6.63   $ 7.13   $ 7.25   $ 6.63   $ 5.50   $  5.88
Total Investment
 Return(2)..............    6.41 %  10.02 %  24.02 %  39.12 %  10.58 %  (27.68)%

--------
(1) Until October 2, 1989, the Fund employed Bernstein-Macaulay, Inc., a subsidiary of Shearson Lehman Brothers, as investment adviser. On October 2, 1989, Bernstein-Macaulay, Inc. was merged into Shearson Lehman Brothers, becoming a division of Shearson Lehman Brothers and changing its name to Bernstein-Macaulay. In September 1990, Bernstein Macaulay changed its name to Shearson Lehman Advisors. Shearson Lehman Advisors was acquired by Mutual Management Corp., or MMC, a wholly-owned subsidiary of The Travelers Inc., in 1993. On February 23, 1999 the Board of Directors of MMC voted to change its name to SSBC Fund Management Inc. ("SSBC"). On September 21, 1999 SSBC converted to a limited liability company and changed its name to SSB Citi Fund Management LLC.

(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

(3) Total return is not annualized, as it may not be representative of the total return for the year.

                           RATIOS/SUPPLEMENTAL DATA

                                                  Year Ended March 31,
                                            -----------------------------------
                              Six Months
                                 Ended
                               Sept. 30,
                                 1999        1999      1998     1997     1996
                              -----------   -------  --------  -------  -------
                              (Unaudited)
Net Assets(1), End of Period
 (000)......................    $86,224     $93,561  $105,861  $95,034  $90,318
Ratio of Expenses to Average
 Net Assets(2)
Interest Expense............       1.85%(3)    1.81%     1.81%    1.92%    1.98%
Other Expense...............       1.60%(3)    1.53%     1.51%    1.59%    1.65%
Ratio of Net Income to
 Average Net Assets(2)......      13.30%(3)   12.99%    12.60%   14.35%   14.21%
Portfolio Turnover Rate.....         49%         91%       79%     101%      87%

                           RATIOS/SUPPLEMENTAL DATA

                                       Year Ended March 31,
                          ----------------------------------------------------
                           1995     1994     1993     1992     1991     1990
                          -------  -------  -------  -------  -------  -------
Net Assets(1), End of
 Period (000)............ $80,309  $87,726  $85,225  $75,818  $62,518  $69,213
Ratio of Expenses to
 Average Net Assets(2)
Interest Expense.........    1.58%    0.92%    1.14%    2.10%    4.18%    5.16%
Other Expense............    1.65%    1.60%    1.99%    2.15%    2.47%    2.32%
Ratio of Net Income to
 Average Net Assets(2)...   15.35%   14.38%   12.89%   14.16%   16.12%   15.11%
Portfolio Turnover Rate..      79%     102%      93%      86%      68%      81%

--------
(1) Exclusive of preferred shares outstanding.

(2) Calculated on the basis of the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Annualized.

             SUPPLEMENTAL SENIOR SECURITY INFORMATION (UNAUDITED)

  The table below sets forth information with respect to the Outstanding Preferred Stock, the Fund's 9.67% Cumulative Preferred Stock (which was redeemed April 15, 1993) and the Fund's Senior Money Market Notes (which were paid in full in 1995) for the relevant periods, as included in the Fund's Annual Reports for each of the years then ended from March 31, 1993 to March 31, 1999, and in the Fund's September 30, 1999 Semi-Annual Report.

                             Six Months
                               Ended             Year Ended March 31,
                             Sept. 30,  ---------------------------------------
                                1999     1999    1998    1997    1996    1995
                             ---------- ------- ------- ------- ------- -------
7.00% Cumulative Preferred
 Stock(1)
  Total Amount Outstanding
   (000s)...................  $30,000   $30,000 $30,000 $30,000 $30,000 $30,000
  Asset Coverage (000s) ....    2,440     2,560   2,760   2,580   2,490   2,439
  Involuntary Liquidating
   Preference Per Share(3)..    1,000     1,000   1,000   1,000   1,000   1,000
  Average Market Value Per
   Share(3).................    1,000     1,000   1,000   1,000   1,000   1,000
  Senior Money Market Notes
  Total Amount Outstanding
   (000s)...................      --        --      --      --      --   25,800
  Asset Coverage (000s).....      --        --      --      --      --  135,966

                                                                    Year Ended
                                                                     March 31,
                                                                   -------------
                                                                    1994   1993
                                                                   ------ ------
7.00% Cumulative Preferred Stock(1)
  Total Amount Outstanding (000s)................................. 30,000 30,000
  Asset Coverage (000s)...........................................  2,583  2,529
  Involuntary Liquidating Preference Per Share(3).................  1,000  1,000
  Average Market Value Per Share (Excludes Bank Loans)(3).........  1,000  1,000

                                                 Year Ended March 31,
                                        ---------------------------------------
                                         1994    1993    1992    1991    1990
                                        ------- ------- ------- ------- -------
9.67% Cumulative Preferred Stock(2)
  Total Amount Outstanding (000s)......       0  28,750  28,750  28,750  28,750
  Asset Coverage (000s)................   2,583   2,529   2,413   2,169   2,097
  Involuntary Liquidating Preference
   Per Share(3)........................   1,000   1,000   1,000   1,000   1,000
  Average Market Value Per Share
   (Excludes Bank Loans)(3)............   1,000   1,000   1,000   1,000   1,000
  Senior Money Market Notes(4)
  Total Amount Outstanding (000s)......  25,800  25,800  25,800  25,800  35,500
  Asset Coverage Per Share (000s)...... 558,675 546,948 510,240 458,692 379,585

--------
(1) Redeemable April 15, 2000.

(2) Redeemed April 15, 1993.

(3) Excludes accrued interest or accumulated undeclared dividends.

(4) Paid in full in 1995.

                                   THE FUND

  The Fund, which commenced operations under the name "Zenith Income Fund Inc.," was organized as a Maryland corporation on February 11, 1988 and is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act. On October 19, 1989 the Fund changed its name from Zenith Income Fund Inc. to its current name. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "ZIF."

  The Fund's principal office is located at 388 Greenwich Street, New York, New York 10013. The Fund's investment adviser and administrator is SSB Citi Fund Management LLC, or SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. SSBC is located at 388 Greenwich Street, New York, NY 10013. See "Management of the Fund."

  The following table provides information about the Fund's outstanding shares as of April 5, 2000.

                                                     Amount Held by
                                           Amount      the Fund or     Amount
Title of Class                           Authorized  for its Account Outstanding
--------------                           ----------- --------------- -----------
Common Stock, par value $.01 per share.  250,000,000         0       15,971,284
Preferred Stock, par value $.01 per
 share, liquidation preference $1,000
 per share.............................      250,000         0           30,000

                                USE OF PROCEEDS

  The net proceeds of the sale of the Preferred Shares offered by this Prospectus, assuming all of the Preferred Shares are sold, will be approximately $59,135,000, after the payment of offering expenses (not expected to exceed $265,000) and a deduction for the underwriting discount. The Fund will use approximately $30,000,000 of the net proceeds of the offering to redeem all of the shares of the Outstanding Preferred Stock that are subject to mandatory redemption on April 15, 2000 and the balance of the net proceeds of the offering and other assets of the Fund to retire the Fund's $30,000,000 outstanding amount borrowed under its line of credit with PNC Bank, N.A.

  Interest on amounts borrowed under the line of credit is typically calculated at the federal funds rate plus 40 basis points.

                                CAPITALIZATION

  The following table sets forth the unaudited capitalization of the Fund as of March 31, 2000, and as adjusted to give effect to the issuance of the Preferred Shares offered by this Prospectus and the redemption of the Outstanding Preferred Stock.

                                                       Actual     As Adjusted
                                                    ------------  ------------
Shareholders' equity:
  7.0% Cumulative Preferred Stock, par value $.01
   per share,* 30,000 issued and outstanding at
   $1,000 per share liquidation preference, no
   shares issued and outstanding as adjusted*...... $ 30,000,000  $          0
                                                    ============  ============
Auction Rate Cumulative Preferred Stock, par value
 $.01 per share,* no shares issued, 2,400 shares
 issued and outstanding at $25,000 per share
 liquidation preference as adjusted................ $          0  $ 60,000,000
                                                    ------------  ------------
Common Stock, $.01 par value, authorized
 250,000,000 shares, 15,971,284 shares issued and
 outstanding, 15,971,284 shares issued and
 outstanding as adjusted**......................... $    159,713  $    159,713
Capital in excess of par value..................... $117,130,507  $117,130,507
                                                    ------------  ------------
Balance of undistributed net investment income.....      (35,481)      (35,481)
Accumulated net realized gain (loss) from
 investment transactions...........................  (27,996,121)  (27,996,121)
Net assets less liquidation value of all Preferred
 Shares............................................ $ 80,234,063  $ 80,234,063
                                                    ============  ============
Net assets attributable to Common Stock
 outstanding....................................... $ 79,606,947  $ 79,606,947

--------
 * Under the Fund's Articles of Incorporation, a total of 250,000 shares of Cumulative Preferred Stock are authorized.

** As of March 31, 2000 no shares of Outstanding Preferred Stock or Common
   Stock were held by the Fund or for its account.

                             PORTFOLIO COMPOSITION

  As of March 31, 2000 the Fund's portfolio included 214 holdings issued by 162 different issuers having an average yield to maturity of 10.45%. The weighted average maturity of the portfolio at this date was approximately 6.92 years.

  The table below shows the allocation, on a weighted average basis, of the Fund's assets invested in bonds, convertible preferred stock, warrants, commercial paper and cash and options for the twelve months ended March 31, 2000. This information reflects the average composition of the Fund's assets during the year ended March 31, 2000 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

    Bonds--S&P's Ratings
    --------------------
    BB.....................................................................  14%
    B......................................................................  77%
    CCC....................................................................   8%
    Nonrated...............................................................   1%
                                                                            ---
    Total.................................................................. 100%

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

  The investment objective of the Fund is to seek high current income, which income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. The Fund seeks to achieve its investment objective through investment in a diversified portfolio of high yield, lower rated fixed-income securities. No assurance can be given that the Fund's investment objective will be achieved.

  The investment objective is a fundamental policy of the Fund. Fundamental policies of the Fund may not be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act) of the outstanding shares of Common Stock and a majority of the then outstanding Preferred Shares, voting as separate classes. "Majority" as defined in the Investment Company Act means, for each class, the lesser of (1) more than 50% of the class or (2) 67% or more of the class present at a meeting at which more than 50% of the outstanding shares of the class are present or represented by proxy. In view of this requirement, no change in the Fund's investment objective could occur without the affirmative vote of both classes of stock.

  Under normal market conditions, the Fund invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower categories by nationally recognized rating agencies. "High yield" fixed-income securities, the generic name for corporate bonds rated between BB and C by S&P and between Ba and C by Moody's, are frequently issued by corporations in the growth stages of their development, as a result of corporate reorganizations or as part of corporate takeovers. Risks and special considerations associated with investing in high yield fixed-income securities are described under "Risk Factors and Special Considerations" below.

Investment Strategies

  SSBC may employ the investment strategies described below, among others. The Fund is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Fund. These instruments and certain related risks are described more specifically under "Additional Information About Certain Securities and Investment Strategies of the Fund" in the Statement of Additional Information. The Fund's ability to use some of these strategies, such as investing in foreign securities and the use of covered call options, may be limited as a condition to S&P's and/or Moody's rating of the Preferred Shares.

  Securities Loans. To the extent permitted by S&P and Moody's, the Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities, pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

  When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis, which means that delivery and payment can take place a month or more after the date of the commitment to purchase the securities. The purchase price and the interest rate payable on the securities are fixed at the time the buyer enters into the commitment. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place.

  The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. When the Fund buys on a when-issued or delayed delivery basis, it establishes a separate account that consists of cash, cash equivalents or other liquid securities from its portfolio having a value at least equal to the amount of the securities the Fund has committed to buy. The purchase of securities on a when-issued or delayed delivery basis is not limited by the S&P or Moody's guidelines.

  Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price representing the Fund's cost plus interest.

  If the seller defaults on a repurchase agreement, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate.

  Reverse Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser (generally a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date.

  Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

  Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described under "Investment Restrictions" in the Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements. The Fund will not provide prior notice to its security holders of its intention to expand the use of this practice.

  Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. Securities issued by companies organized outside the United States but registered with the U.S. Securities and Exchange Commission and traded on a recognized U.S. securities market are not subject to this limitation. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts in connection with the purchase and sale of foreign investments.

  There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. The risks of investing in foreign securities include those resulting from devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The Fund may be adversely affected, when holding foreign securities, by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic issues. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends, potential difficulties enforcing contractual obligations and extended clearance and settlement periods. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

  Options. The Fund may write (sell) call options that are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options. A call option written by a Fund will be deemed covered if (1) the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written or (3) at the time the call is written, an amount of cash, government securities or other liquid securities equal to the fluctuating market value of the optioned securities, is segregated with the Fund's custodian. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

  Additional Leverage. The Fund has reserved the right to borrow money to the extent the borrowing would not result in a violation of Section 18 of the Investment Company Act. Pursuant to Section 18 of the Investment Company Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings representing indebtedness and not more than 50% of the Fund's capital structure may consist of borrowings represented by indebtedness and a senior class of stock, such as the Preferred Shares. The Fund may borrow to the extent permitted by the Investment Company Act through the public or private issuance of debt securities or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions.

  It is anticipated that borrowings will be effected by the Fund primarily to provide additional liquidity. However, the Fund reserves the right to use the proceeds of borrowings for any other purpose, including additional investment leverage.

  The Preferred Shares are subject to mandatory redemption in certain circumstances and may be voluntarily redeemed by the Fund under certain circumstances. See "Description of Preferred Shares--Redemption." Should the Preferred Shares be redeemed in whole or in part it is the Fund's intention to leverage its structure through the further issuance of senior securities, subject to the Fund's Board of Directors' determination that such issuance is appropriate in light of relative interest rates, general economic conditions and other relevant factors and subject to compliance with the Investment Company Act.

S&P and Moody's Guidelines

  The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by S&P and Moody's in connection with the Fund's receipt of a rating of AAA and aaa from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities, and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

  The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred

Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the Investment Company Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares--Asset Maintenance" in the Statement of Additional Information. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by, the Investment Adviser, including private placements of other than Rule 144A Securities (as defined in the Glossary to the Statement of Additional Information), and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue. See "S&P and Moody's Guidelines" in the Statement of Additional Information.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Risk is inherent in all investing. Investing in any investment company security involves risk factors and special considerations, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risk factors and special considerations that you assume when you invest in Preferred Shares.

Auction Risk

  The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Summary of Auction Procedures."

Secondary Market Risk

  If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

  Preferred Shares. While it is a condition to the closing of this offering that S&P assigns a rating of AAA and Moody's assigns a rating of aaa to the Preferred Shares, the rating does not eliminate or necessarily mitigate the risks of investing in Preferred Shares. S&P or Moody's could downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If S&P or Moody's downgrades Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--S&P and Moody's Guidelines" in the Statement of Additional Information for a description of the asset maintenance tests the Fund must meet.

  Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that a national statistical rating agency might not change its rating of a particular issue to reflect subsequent events. Unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, none of these events will require sale of such securities by the Fund, but SSBC will consider such events in its determination whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Interest Rate Risk

  The Preferred Shares will generally pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of Preferred Shares would exceed the income from the Fund's portfolio securities. However, Preferred Share dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay Preferred Share dividends would be impaired. Generally, fixed-income securities will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Credit Risk

  Credit risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. The Fund invests in lower rated securities and unrated securities of comparable quality. In general, lower rated fixed-income securities offer a higher return potential but carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Fixed-income securities rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities. These types of factors could, in certain instances, reduce the value of securities held by the Fund. Also, the Fund may have additional expenses if it must seek recovery if one of its portfolio holdings defaults in the payment of principal or interest.

Investment Strategy Risk

  The high yield/lower rated securities that the Fund may purchase (commonly known as "junk bonds") will generally be rated, at the time of investment, below investment grade by S&P or Moody's or, if unrated, will be of comparable quality. These lower rated and comparable unrated securities involve greater risk than higher rated securities.

  Lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

  The markets in which these securities are traded generally are more limited than those in which higher rated securities are traded. Limited markets may restrict the availability of securities for the Fund to purchase and also may make the security less liquid and/or more difficult to value.

  Lower rated securities may be particularly susceptible to economic downturns. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. Changes in economic conditions or other circumstances are also likely to weaken the capacity of issuers of these securities to make principal and interest payments.

  While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the marker values of the former also tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities.

  Fixed-income securities, including lower rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

  Securities that are rated BB by S&P or Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B by S&P or Moody's generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated CCC by S&P or Caa by Moody's or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. See Appendix A for a description of corporate bond ratings by S&P and Moody's.

  In light of the risks of lower rated securities, SSBC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Reinvestment Risk

  Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's ability to pay dividends on the Preferred Shares. Investment risk also exists for holder of Preferred Shares because the Shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

Inflation Risk

  Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of the Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

"Year 2000" Risk

  As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. Fund management does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

Futures and Options Transactions Risks

  The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments that the Fund purchases. It is possible that a fund that utilizes hedging strategies may not perform as well as a fund that does not make use of such devices. The Fund's positions in options and financial futures may be closed out only on an exchange that provides a liquid secondary market for them, and there can be no assurance that a liquid secondary market will exist for any particular option or futures contract. If the Fund cannot close out its options and futures positions, it could have an adverse effect on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

  The Fund's ability to hedge effectively through transactions in financial futures or options depends on SSBC's ability to predict the direction of interest rates and prices of securities and the degree to which price movements in the Fund's holdings correlate with price movements of the hedging instruments. Since the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Therefore, the prices of the securities being hedged may not move in the same amount as the hedging instrument. There could be a negative correlation between the hedging instrument and the hedged securities, which would result in an ineffective hedge and a loss to the Fund.

                            MANAGEMENT OF THE FUND

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to SSBC. SSBC acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. SSBC was incorporated in 1968 and manages investment companies that had total assets in excess of $124 billion as of December 31, 1999. SSBC is an affiliated subsidiary of Salomon Smith Barney Inc., the Underwriter and an indirect wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. SSBC is located at 388 Greenwich Street, New York, New York 10013. One of the Fund's Directors and all of its officers are affiliated with SSBC or its affiliates.

  The Investment Advisory Agreement between SSBC and the Fund became effective on July 30, 1993. The Investment Advisory Agreement remains in effect from year to year if it is approved annually by (i) the Board of Directors or (ii) a vote of the "majority" (as defined in the Investment Company Act) of the Fund's shareholders, provided that in either event the continuance is also approved by a majority of the non-interested members of the Board, unless earlier terminated. It was last approved to be continued by the Fund's Board of Directors on August 25, 1999. The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Investment Company Act, SSBC is responsible for the actual management of the Fund's portfolio, including decisions to buy, sell or hold a particular investment.

  Under the Investment Advisory Agreement, SSBC receives for its advisory services a monthly investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount under the line of credit with PNC Bank, N.A.) of the Fund. The liquidation value of the Preferred Shares is included in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

  SSBC also acts as the Fund's administrator, for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets, as defined above. This fee is calculated daily and paid monthly.

Portfolio Management

  John C. Bianchi, who is Vice President and Investment Officer of the Fund, is primarily responsible for management of the Fund's assets. Mr. Bianchi has served the Fund in these capacities since the commencement of the Fund's operations.

                        DESCRIPTION OF PREFERRED SHARES

  The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other charter documents, which have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

General

  Under the Articles of Incorporation, the Fund is authorized to issue up to 250,000 Preferred Shares. No fractional Preferred Shares may be issued. As of the date of this Prospectus, there were 30,000 shares of Outstanding Preferred Stock, all of which will be redeemed on or about April 15, 2000. The Board of Directors is authorized to cause the Fund to issue additional Preferred Shares from time to time, subject to the restrictions in the Articles of Incorporation. Any such additional shares are to be deemed "Preferred Shares." The Preferred Shares will not trade on the New York Stock Exchange or on any other stock exchange. The Preferred Shares offered by this Prospectus, when issued and paid for pursuant to the terms of this Prospectus, will be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to or on a parity with Preferred Shares.

Dividends

  The following is a general description of dividends and rate periods. The calculation of dividends and rate periods is complex and subject to special rules. See the Statement of Additional Information and the Glossary to the Statement of Additional Information for a description of the terms used in this section and a more detailed discussion of this topic.

  General. The initial rate period will be 12 days. Subsequent rate periods will generally be seven days. The holders of Preferred Shares are entitled to receive cash dividends at an annual rate that may vary for the successive periods for such shares. The dividend payment date for the initial rate period for Preferred Shares will be Wednesday, April 26, 2000. Dividends will thereafter be paid, generally, on each business day immediately following the last day of each successive seven day period. Subject to certain conditions and with notice to the holders of Preferred Shares, rate periods may be longer or shorter than seven days and will have such duration as the Board of Directors specifies.

  The dividend rate for the initial rate period on the Preferred Shares will be 6.00%. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auctions, normally held weekly. The rate set at auction will not exceed the Maximum Applicable Rate, as defined in the Glossary appended as Exhibit C to the Statement of Additional Information. The interest rate on the Preferred Shares will change weekly as the result of an auction, as described in this Prospectus and the Statement of Additional Information. Dividends on the Preferred Shares will be cumulative from the date the shares are first issued. Dividends paid on the Preferred Shares are not expected to qualify for the Federal dividends received deduction available to corporations.

  No dividends will be declared or paid or set apart for payment on shares of any class of stock ranking as to dividends on a parity with or junior to the Preferred Shares for any period or part thereof unless full accumulated but unpaid dividends have been paid or contemporaneously are declared and paid on the Preferred Shares.

  Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's stock books, on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time, to holders of record as their names appear on the Fund's stock books, on that date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

  Depository Trust and Clearing Corporation (the "Securities Depository"), in accordance with its current procedures, is expected to credit on each dividend payment date dividends received from the Fund to the accounts of its agent members, in same-day funds. "Agent members" are Broker-Dealers or broker-dealers that are members of or participants in the Securities Depository who act on behalf of Preferred Shares shareholders. Agent members, in turn, are expected to distribute these dividend payments to the person for whom they are acting as agents. If a Broker-Dealer or a broker-dealer that is an agent member of the Securities Depository does not make dividends available to Preferred Share shareholders in same-day funds, these shareholders will not have funds available until the following business day.

  Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the Auction Agent, reviews orders from Broker-Dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares, and determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction" in this Prospectus and in the Statement of Additional Information.

  Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by the following fraction: the numerator normally is seven and the denominator is 360. If the Fund has designated a special rate period, then the numerator is the number of days in the rate period, and the denominator is 360. In either case, this rate is then multiplied against $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday. If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the Maximum Applicable Rate on the auction date for that subsequent rate period.

  Effect of Failure to Pay Dividends in Timely Manner. If the Fund fails to pay, in a timely manner, the Auction Agent the full amount of any dividend on any Preferred Shares during any rate period, but the Fund cures the failure and pays any late charge before 12:00 noon Eastern time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares for the first subsequent rate period thereafter, and the dividend rate for Preferred Shares for that subsequent rate period will be the Default Rate, as such term is defined in the Glossary to the Statement of Additional Information.

  If the Fund fails to pay, in a timely manner, the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any rate period thereof, and the Fund does not cure the failure and pay any late charge before 12:00 noon Eastern time on the third business day next succeeding the date on which the failure occurred, no auction will be held for Preferred Shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares for each subsequent rate period will be the Default Rate.

  If the Fund fails to pay, in a timely manner, the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Fund does not cure the failure and pay a late charge, no auction will be held for Preferred Shares for that subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid), and the dividend rate for Preferred Shares for each subsequent rate period will be the Default Rate.

  The Fund cures a failure to pay dividends on Preferred Shares for any rate period by paying the Auction Agent all accumulated and unpaid dividends on the Preferred Shares.

  Maximum Applicable Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the Maximum Applicable Rate as defined in the Glossary to the Statement of Additional Information. The Maximum Applicable Rate is subject to upward adjustment by the Board of Directors in consultation with the Broker-Dealers.

  Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a stock dividend) to shareholders of its common stock unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets S&P's and Moody's asset coverage requirements for AAA and aaa ratings, respectively, and Investment Company Act asset coverage requirements. Holders of Preferred Shares will acquire certain additional voting rights if the Fund fails to pay them dividends for two years or more. See "Voting Rights" below.

  Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share of Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share of Preferred Shares and such other class or series of shares bear to each other.

Voting Rights

  Except as noted below, the Common Stock and the Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of Preferred Shares, as a separate class, vote to elect two Directors, the holders of the Common Stock, as a separate class, vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares.

  In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

  The Common Stock and Preferred Shares vote as separate classes on amendments to the Articles of Incorporation that would adversely affect their respective interests.

  In addition, so long as any Preferred Shares are outstanding

  . the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, each voting as a separate class;

  . the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock requires the approval of a majority of the outstanding shares of such class;

  . the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent;

  . the approval of a majority of the outstanding Preferred Shares and Common Stock, each acting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the Investment Company Act including, among other things, changes in the Fund's investment objective, changes in certain investment restrictions described under "Investment Restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company; and

  . the approval of a majority of the outstanding Preferred Shares, voting separately as a class, is required to amend, alter or repeal any of the preferences, rights or powers of the holders of Preferred Shares or to increase or decrease the number of Preferred Shares authorized to be issued.

  The Common Stock and Preferred Shares will also vote separately to the extent otherwise required under Maryland law or the Investment Company Act as in effect from time to time, and, to the extent required under the Investment Company Act, action by the Fund's shareholders requires a vote of a majority of the Fund's outstanding voting securities as defined under "Investment Objective and Policies."

  For purposes of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Articles of Incorporation, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the Statement of Additional Information) for the redemption of those Preferred Shares were deposited.

Redemption

  You do not have the right to redeem your Preferred Shares. The Fund will be required to redeem your shares in certain circumstances, and has the right to redeem your Preferred Shares under certain conditions.

  The Fund is required under the Investment Company Act to maintain a ratio of total assets to Preferred Shares of at least two to one (200% asset coverage). Essentially, for every two dollars of Fund assets, the Fund can issue one dollar of Preferred Shares (measured by liquidation preference). The Fund's Articles Supplementary for the Preferred Shares require it to redeem Preferred Shares if it does not maintain this two-to-one ratio. The Fund also must redeem Preferred Shares if it fails to maintain the rating agencies' Preferred Shares Basic Maintenance Amount. See "Description of Preferred Shares--S&P and Moody's Guidelines" in the Statement of Additional Information. The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. The Fund will redeem only the amount of Preferred Shares necessary to comply with the Investment Company Act restrictions, the rating agencies' requirements, or both.

  The Fund may, but is not required to, redeem Preferred Shares under certain conditions. The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. The Fund may redeem Preferred Shares in whole or in part, on the second business day before any dividend payment date, out of funds legally available, at the redemption price.

  Notice of redemption will be made by mailing a notice to each holder of Preferred Shares to be redeemed, at least 15 but not more than 25 days before the redemption date, at the address as it appears in the Fund's stock books. The notice will state (1) the redemption date; (2) the number of Preferred Shares to be redeemed; (3) the redemption price; (4) that the dividends on shares to be redeemed will cease to accumulate on the redemption date; and (5) the provisions of the Articles Supplementary under which the redemption is made.

                                  THE AUCTION

Summary of Auction Procedures

  The following is a brief summary of the auction procedures. They are described in more detail in the Statement of Additional Information. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Additional Information and the Glossary appended as Exhibit C thereto.

  The auction determines the Applicable Rate (the dividend rate) for Preferred Shares, but the Applicable Rate will not be higher than the Maximum Applicable Rate. See "Description of Preferred Shares--Dividends and Rate Periods-- Maximum Applicable Rate" in the Statement of Additional Information. You also may buy or sell Preferred Shares in the auction. If you own Preferred Shares, you may instruct, orally or in writing, a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an order in the auction. If your broker-dealer is not an agent member of the Securities Depository, or an affiliate of an agent member, it may submit orders for Preferred Shares to the Auction Agent. Existing Holders can enter three kinds of orders regarding their Preferred Shares: sell, hold/sell, and hold. Potential and Existing Holders can also enter buy orders to purchase additional Preferred Shares.

  If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next rate period's Applicable Rate will be.

  If you enter a hold/sell (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next rate period's Applicable Rate is less than the rate you specify.

  If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next rate period's Applicable Rate will be.

  If a Potential or Existing Holder enters a buy order, he or she indicates that he or she wants to buy Preferred Shares at a bid rate at or below the Applicable Rate.

  You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the Applicable Rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the Maximum Applicable Rate, your bid will be treated as a sell order. If you do not enter an order, the Broker-Dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the rate period is longer than seven days, the Broker-Dealer will treat your failure to submit a bid as a sell order. If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter a bid order to buy shares in an auction at $25,000 per share, at a specified dividend rate. If your bid specifies a rate higher than the Maximum Applicable Rate, your order will not be accepted.

  Broker-Dealers will submit orders from Existing Holders and Potential Holders to the Auction Agent. The submission deadline for the Broker-Dealers to submit the orders is 1:00 p.m. Eastern time on each auction date (or another time the Auction Agent specifies). Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to submit orders from existing shareholders and potential shareholders. A Broker-Dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the Broker-Dealer. A Broker-Dealer may submit orders to the Auction Agent for its own account.

  If the number of Preferred Shares subject to hold/sell orders with a dividend rate equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to sell orders, then the Applicable Rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the Preferred Shares available for purchase in the auction. If the number of Preferred Shares subject to hold/sell orders with a dividend rate equal to or lower than the Maximum Applicable Rate is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the Maximum Applicable Rate. In that event, Existing Holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all the shares for which they submitted sell orders.

  The Auction Agent will not accept a bid above the Maximum Applicable Rate from a Potential Holder, and will treat such a bid from an Existing Holders as a sell order. The purpose of the Maximum Applicable Rate is to place an upper limit on Preferred Shares dividends and in so doing to help protect the earnings available to pay common share dividends, and to serve as the Applicable Rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

  If Broker-Dealers submit or are deemed to submit hold orders for all Outstanding Preferred Shares, the Applicable Rate for the next rate period will be the Maximum Applicable Rate. See "Additional Information Concerning the Auction for Preferred Shares--Dividend Rates and Auction Dates" in the Statement of Additional Information and the Glossary appended as Exhibit C thereto for a description of this rate.

  The auction procedures include a pro rata allocation of shares for purchase and sale. This may result in an Existing Holder continuing to hold or selling, or a Potential Holder buying, fewer shares than the number of shares in its order. If this happens, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

  Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date, through the Securities Depository. Purchasers will pay for their shares through Broker-Dealers in same-day funds to the Securities Depository against delivery to the Broker-Dealers. The Securities Depository will make payment to the sellers' Broker-Dealers in accordance with its normal procedures, which require Broker-Dealers to make payment against delivery in same-day funds.

  The following is a simplified example of how a typical auction works. Assume that a Fund has 1,000 outstanding shares of preferred shares, and three current shareholders. The three current shareholders and three potential shareholders submit orders through Broker-Dealers at the auction:

Current Shareholder.....   A Owns 500 shares, wants to     Hold/sell order of 3.5% rate
                             sell all 500 shares if        for all 500 shares
                             auction rate is less than
                             3.5%
Current Shareholder.....   B Owns 300 shares, wants to     Hold order--will take the
                             hold                          auction rate
Current Shareholder.....   C Owns 200 shares, wants to     Hold/sell order of 3.3% rate
                             sell all 200 shares if        for all 200 shares
                             auction rate is less than
                             3.3%
Potential Shareholder...   D Wants to buy 200 shares       Places order to buy at or above
                                                           3.4%
Potential Shareholder...   E Wants to buy 300 shares       Places order to buy at or above
                                                           3.3%
Potential Shareholder...   F Wants to buy 200 shares       Places order to buy at or above
                                                           3.5%

  The lowest dividend rate that will result in all 1000 preferred shares continuing to be held is 3.4% (the offer by D). Therefore, the Applicable Rate will be 3.4%. Current shareholders B and C will continue to own their shares, and current shareholder A will sell its shares, because A's dividend rate bid was higher than the Applicable Rate. Potential shareholder D will buy 200 shares, and Potential shareholder E will buy 300 shares, because their bid rates were at or below the Applicable Rate. Potential shareholder F will not buy any shares because its bid rate was above the Applicable Rate.

Notification of Results; Settlement

  The Auction Agent will notify each Broker-Dealer that submitted an order whether the order was accepted and of the Applicable Rate for the next dividend period, by telephone by approximately 3:00 p.m. Eastern time on the auction date. Each Broker-Dealer that submitted an order on behalf of an Existing Holder or Potential Holder will as soon as practicable notify that person whether its order was accepted and of the Applicable Rate for the next rate period and, if the order was a hold/sell or sell order, whether the order was accepted or rejected in whole or in part and will confirm purchases and sales with each Existing Holder or Potential Holder purchasing or selling shares as a result of the auction. The Auction Agent will record each transfer of Preferred Shares on the registry of Existing Holders it maintains.

  In accordance with the Securities Depository's normal procedures, on the business day after the auction date, purchases and sales of Preferred Shares will be executed through the Securities Depository and the accounts of the agent members will be debited and credited and shares delivered as necessary to effect the purchases and sales of Preferred Shares as determined in the auction.

  Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by its agent members in same-day funds.

  If any Existing Holder selling Preferred Shares in an auction fails to deliver its shares, the Broker-Dealer of any buyer of shares in an auction may deliver to that person a number of whole Preferred Shares that is less than the number of shares that the person otherwise was to buy. In that event, the Broker-Dealer will determine the number of Preferred Shares to be delivered, and delivery of the lesser number of shares will constitute good delivery.

Auction Agent

  The Auction Agent acts solely as an agent of the Fund and is not a trustee for holders of Preferred Shares. Unless the Auction Agent acts in bad faith or is negligent, it will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement, and it will not be liable for any error of judgment it makes in good faith unless it is negligent in ascertaining the pertinent facts. The Auction Agent may terminate the Auction Agency Agreement as to the Fund upon 90 days' notice to the Fund. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent that contains substantially the same terms and conditions as the Auction Agent Agreement. The Fund may remove the Auction Agent, but before this removal, the Fund must have entered into an agreement with a successor Auction Agent. The Fund may also replace the Auction Agent.

Broker-Dealers; Participation Fee

  A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an order for its own account in an auction, it may have an advantage over others because it would have knowledge of other orders placed through it in that auction.

  After each auction, the Auction Agent will pay to each Broker-Dealer, from monies the Fund provides, a participation fee at the annual rate of .25 of 1% of the purchase price of Preferred Shares the Broker-Dealer places at that auction for any auction immediately preceding a rate period of less than one year. For a rate period of one year or longer, the amount will be a percentage of the purchase price of Preferred Shares the broker-dealer places at that auction, as the Fund and Broker-Dealers may agree. "Places at auction" means that the shares were

  . the subject of hold orders deemed to be sell orders made by Existing
    Holders who acquired their shares from that Broker-Dealer, or

  . the subject of an order the Broker-Dealer submitted that is

    . a hold/sell order from an Existing Holder that results in the shareholder continuing to hold those shares as a result of the auction;

    . a buy order from a Potential Holder or Existing Holder that results in the shareholder buying those shares as a result of the auction; or

    . a valid hold order.

  The broker-dealer agreements allow a Broker-Dealer to submit orders in auctions for its own account, unless a Fund notifies all Broker-Dealers that they may no longer do so. In that case, Broker-Dealers may continue to submit hold, sell, hold/sell and buy orders for their own accounts. The Fund may request that the Auction Agent terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after the termination(s).

Secondary Market

  Broker-Dealers and other broker-dealers may maintain a secondary trading market for Preferred Shares, although they are not required to do so. The secondary trading market in Preferred Shares may not provide you with liquidity. Preferred Shares are not registered on a stock exchange or on the NASDAQ Stock Market.

  You may sell or transfer Preferred Shares only in whole shares and only:

  . pursuant to a buy or sell order placed with the Auction Agent in accordance with the auction procedures;

  . to a Broker-Dealer or other broker-dealer; or

  . to other persons as a Fund may permit; provided, however, that

    . a sale or transfer of your shares (if you hold your shares in the name of a Broker-Dealer) to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the shares immediately after the transaction; and

    . in the case of all transfers, other than through an auction, the Broker- Dealer (or other person, if the Fund permits) receiving the transfer will advise the Auction Agent of the transfer.

  Further description of the auction procedures can be found in the Statement of Additional Information.

                                     TAXES

Taxes on Distributions

  As long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

  Distributions you receive from the Fund are generally considered taxable. Distributions from the Fund's net long-term capital gains will be taxed as long-term capital gains, regardless of how long you have held Fund shares; distributions from other sources will generally be taxed as ordinary income. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the federal dividends received deduction.

  If you fail to provide your correct taxpayer identification number or you have been notified by the IRS that you are subject to backup withholding, the Fund may withhold 31% of all distributions to you for federal taxes.

Taxes on Transactions

  A sale or exchange of Fund shares will be a taxable transaction on which you will recognize gain or loss.

                          DESCRIPTION OF COMMON STOCK

  The Articles of Incorporation authorize the issuance of up to 250,000,000 shares of Common Stock, $.01 par value. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. The number of shares of Common Stock outstanding as of April 5, 2000 was 15,971,307. The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock voting for the election of Directors can elect 100% of those Directors that are subject to election by the holders of the Common Stock if they choose to do so, and, in that event, the holders of the remaining shares of Common Stock voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the Preferred Shares on all matters except as described under "Description of Preferred Shares--Voting Rights." The rights of the holders of the Common Stock may not be amended by a vote of less than a majority of the shares of Common Stock outstanding.

  Under the Investment Company Act, the Fund may not pay dividends on or make other distributions with respect to its Common Stock or purchase any shares of Common Stock if, at the time of the dividend declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to senior securities representing indebtedness would be less than 300% (or a higher percentage as may in the future be required by law) or asset coverage with respect to Preferred Shares would be less than 200% (or a higher percentage as may in the future be required by law). Dividends or other distributions by the Fund on the Common Stock also will be prohibited at any time dividends on Preferred Shares are in arrears or the Preferred Shares Basic Maintenance Amount is not maintained pursuant to the Articles Supplementary. Subject to the foregoing, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on Preferred Shares, the income will be distributed to the holders of the Common Stock. "Net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less interest payments with respect to any then-existing line of credit, the advisory and administration fees, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income (including transfer taxes, brokerage or other capital charges), but does not include net capital gains or distributions designated as a return of capital. Any net capital gains of the Fund are distributed annually to the holders of the Common Stock, subject to the prior rights of the holders of Preferred Shares.

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the Common Stock holders by or under the direction of PFPC, as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by PFPC, as the Plan agent, in whole or fractional shares of Common Stock.

Restrictive Covenants

  Under the Investment Company Act, the Fund may not pay dividends on or make other distributions with respect to the Common Stock or purchase any shares of Common Stock if, at the time of the dividend declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to senior securities representing indebtedness would be less than 300% (or a higher percentage as may in the future be required by law) or asset coverage with respect to Preferred Shares would be less than 200% (or a higher percentage as may in the future be required by law). In addition, under the Investment Company Act, so long as any senior securities representing indebtedness are outstanding, the Fund may not (1) pay dividends on the Preferred Shares if, at the time of the dividend declaration (and after giving effect thereto), asset coverage with respect to such senior securities representing indebtedness would be less than 200% (or a higher percentage as may in the future be required by law) or (2) make any other distributions with respect to the Preferred Shares or purchase the Preferred Shares if, at the time of the distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to such senior securities representing indebtedness would be less than 300% (or a higher percentage as may in the future be required by law). The terms of the Preferred Shares also prohibit the payment of dividends or other distributions on or purchases of the Common Stock under certain circumstances. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for conduit tax treatment.

  The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Taxes."

                       DETERMINATION OF NET ASSET VALUE

  Net asset value of the Common Shares is determined by SSBC no less frequently than as of the close of business (generally 4:00 p.m. New York time) on the last Business Day of each week (generally a Friday), by dividing the value of the net assets of the Fund by the total number of shares of Common Stock outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information for further description.

                          CONVERSION TO OPEN-END FUND

  The Fund may be converted to an open-end investment company at any time by an amendment to the Articles of Incorporation. The Articles of Incorporation provide that such an amendment must be approved by the affirmative vote of the holders of a majority of the Fund's outstanding shares of Common Stock, voting as a separate class, and by the affirmative vote of a majority of the preferred shares, including the Preferred Shares, voting as a separate class. Such a vote would also satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                          REPURCHASE OF COMMON SHARES

  Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's Common Shares may also trade at a discount to their net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the holders of the Fund's Common Shares do not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

        CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

  The Fund's securities and cash are held under a custodian agreement by PNC. The principal business address of PNC is 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103. The Fund's assets are held under bank custodianship in compliance with the Investment Company Act.

  PFPC is located at P.O. Box 9699, Providence, Rhode Island 02940, and serves, with respect to the Preferred Shares and the Common Stock, as transfer agent, dividend paying agent and registrar, and, with respect to the Preferred Shares, as agent to provide notice of redemption and certain voting rights.

                                 UNDERWRITING

  Subject to the terms and conditions of the Underwriting Agreement between Salomon Smith Barney Inc. (the "Underwriter") and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell, 2,400 shares of Preferred Shares offered hereby.

  The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the Preferred Shares offered hereby if it purchases any of the Preferred Shares. In the Underwriting Agreement, the Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities, and the Adviser has agreed to provide indemnification to the Underwriter only to the extent that the Fund does not.

  The Fund has been advised by the Underwriter that it proposes initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $21.875 per share. The underwriting commission the Fund will pay of $250.00 per share is equal to 1.0% of the initial offering price. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or before April 14, 2000.

  The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an underwriter. The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in auctions as a Broker-Dealer and will receive fees as described under "The Auction" in this Prospectus and in the Statement of Additional Information. The underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

  SSBC and Salomon Smith Barney (the Underwriter) are each wholly owned indirect subsidiaries of Citigroup Inc.

  The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                                LEGAL OPINIONS

  The legality of the Preferred Shares offered by this Prospectus will be passed on by Willkie Farr & Gallagher, New York, New York, which serves as counsel to the Fund. Certain legal matters will be passed on for the Underwriter by Simpson Thacher & Bartlett, New York, New York. Willkie Farr & Gallagher and Simpson Thacher & Bartlett will rely, as to certain matters of Maryland law, on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                            REPORTS TO SHAREHOLDERS

  The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             INDEPENDENT AUDITORS

  The financial statements of the Fund for the year ended March 31, 1999 and the selected per share data and ratios set forth under "Financial Highlights" for each of the fiscal years ended March 31, 1996-1999 have been audited by KPMG LLP, which is located at 757 Third Avenue, New York, NY 10017, as set forth in their report incorporated by reference into the Statement of Additional Information, and are included in reliance upon their authority as experts in accounting and auditing. KPMG LLP audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              FURTHER INFORMATION

  This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act with respect to the Preferred Shares offered by this Prospectus. Further information concerning the Preferred Shares may be found in the Registration Statement, which is on file with the Commission. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

  The Fund is subject to the information requirements of the Securities Exchange Act of 1934, and the Investment Company Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and public statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  The registration statement may be inspected without a charge at the Commission's office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the fiscal year ended March 31, 1999 and the Fund's Semi-Annual Report for the fiscal period ended September 30, 1999 (unaudited) is incorporated by reference into this Prospectus with respect to all information other than the information set forth in the Letter to Shareholders included therein.

                            TABLE OF CONTENTS OF THE

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
General Information........................................................   1

Investment Objective And Policies..........................................   1

S&P and Moody's Guidelines.................................................   4

Investment Restrictions....................................................  16

Certain Trading Strategies of the Fund.....................................  18

Description of Preferred Shares............................................  25

Management of the Fund.....................................................  45

Principal Stockholders.....................................................  48

Investment Adviser.........................................................  49

Determination of Net Asset Value...........................................  51

Share Repurchases..........................................................  52

Taxes......................................................................  53

Additional Information Concerning the Auction for Preferred Shares.........  57

Custodian, Transfer Agent, Dividend Paying Agent and Registrar.............  62
Experts....................................................................  62

Additional Information.....................................................  63

Appendix A--Portfolio of Investments....................................... A-1

Appendix B--Ratings of Investments......................................... B-1

Appendix C--Glossary....................................................... C-1

  No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or by the underwriter of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this Prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

Until May 6, 2000, (25 days after the effective date of this Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $60,000,000


                             Zenix Income Fund Inc.

                 2,400 Auction Rate Cumulative Preferred Shares


                                 ------------

                                   PROSPECTUS

                              April 12, 2000

                                 ------------


                              Salomon Smith Barney

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  2,400 Shares

                             ZENIX INCOME FUND INC.

                     Auction Rate Cumulative Preferred Shares

                              Salomon Smith Barney

         STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 12, 2000

                             ZENIX INCOME FUND INC.

          This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated, 2000 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-451-2010. Capitalized terms used but not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus or the Glossary appended as Exhibit C hereto.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----

GENERAL INFORMATION .......................................................    1

INVESTMENT OBJECTIVE AND POLICIES .........................................    1

S&P AND MOODY'S GUIDELINES ................................................    4

INVESTMENT RESTRICTIONS ...................................................   16

CERTAIN TRADING STRATEGIES OF THE FUND ....................................   18

DESCRIPTION OF PREFERRED SHARES ..........................................    25

MANAGEMENT OF THE FUND ....................................................   45

PRINCIPAL STOCKHOLDERS ....................................................   48

INVESTMENT ADVISER ........................................................   49

DETERMINATION OF NET ASSET VALUE ..........................................   51

SHARE REPURCHASES .........................................................   52

TAXES .....................................................................   53

ADDITIONAL INFORMATION CONCERNING THE AUCTION FOR PREFERRED SHARES.........   57

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR.............   62

EXPERTS ...................................................................   62

ADDITIONAL INFORMATION ....................................................   63

Appendix A -- Portfolio of Investments ....................................  A-1

Appendix B -- Ratings of Investments ......................................  B-1

Appendix C -- Glossary ....................................................  C-1



                                      (i)

                               GENERAL INFORMATION

          The Fund is a diversified, closed-end management investment company. The Fund changed its name from "Zenith Income Fund Inc." to "Zenix Income Fund Inc." on October 19, 1989.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

          The investment objective of the Fund is to seek high current income by investing in a portfolio of fixed-income securities. The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. No assurance can be given that the Fund's investment objective will be achieved.

          Fundamental policies of the Fund may not be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act) of the outstanding shares of Common Stock and a majority of the outstanding Preferred Shares, voting as separate classes. In view of this requirement, no change in the Fund's investment objective could occur without the affirmative vote of both classes of stock. The Portfolio of Investments of the Fund as of March 31, 2000 is set forth in Appendix A to this Statement of Additional Information.

Portfolio Investments

          Under normal market conditions, the Fund invests at least 65% of its total assets in high yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower categories by nationally recognized rating agencies. "High yield" fixed-income securities, the generic name for corporate bonds rated between BB and C by S&P and between Ba and C by Moody's, are frequently issued by corporations in the growth stages of their development, as a result of corporate reorganizations or as part of corporate takeovers. Risks and special considerations associated with investing in high yield fixed-income securities are described under "Risk Factors and Special Considerations" in the Prospectus.

          Under current S&P and Moody's guidelines relating to the receipt of ratings on the Preferred Shares, certain types of securities in which the Fund may otherwise invest, and certain strategies in which the Fund may otherwise engage, pursuant to the investment policies and strategies stated below, are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A Securities);

and securities not within S&P's diversification guidelines. Accordingly, although the Fund reserves the right to invest in such securities and to engage in such strategies to the extent described in the Prospectus and this Statement of Additional Information, it is anticipated that they will not ordinarily constitute in total more than 20% of the Fund's total assets. See "S&P and Moody's Guidelines" and "Description of Preferred Shares -- Asset Maintenance." The composition of the Fund's portfolio as of March 31, 2000 by rating category is set out in the Prospectus under "Portfolio Composition." Further information concerning the rating categories of S&P and Moody's is provided in Appendix B to this Statement of Additional Information.

          Fixed-income securities acquired by the Fund consist of preferred stocks (limited to 20% of the Fund's total assets) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These obligations consist of bonds, debentures, notes, mortgage or other asset-backed instruments (that is, instruments secured by receivables and other forms of collateral), equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States Government or any of its political subdivisions, agencies or instrumentalities ("Government Securities") (including obligations, such as repurchase agreements, secured by such instruments).

          Most debt securities in which the Fund invests bear interest at fixed rates, although the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interests or participations based on revenues, sales or profits (that is, interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies.

          The Fund may invest up to 20% of its total assets in illiquid securities, including securities that are not readily marketable, securities restricted as to resales, repurchase agreements maturing in more than seven days, interest-only and principal-only mortgage backed securities and certain options traded in the over-the-counter market and the securities to which those options relate. No security that is not readily marketable will be acquired by the Fund unless (1) SSBC believes the security to be of quality comparable to publicly traded securities and (2) the security carries rights to be registered under the Federal securities laws (which rights typically enable the holder of the related security to cause the issuer to register the security for public sale under the Federal securities laws or to include the security in a registration initiated by the issuer or another security holder, thereby providing additional liquidity). Securities that are not readily marketable may offer higher yields than comparable publicly traded securities; the Fund may not be able to sell these securities, however, when SSBC considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.

          The Fund may invest up to 20% of its total assets in non-rated securities deemed by SSBC to be of quality comparable to rated securities, whether rated investment grade or below, that the Fund may acquire.

          The Fund is also permitted to invest up to 20% of its total assets in zero coupon securities, which are securities that pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. The Fund's investments in zero coupon securities will result in special tax consequences; although zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income to the Fund each year. See "Taxes" below and in the Prospectus.

          Notwithstanding the investment policies stated above, when SSBC determines that market conditions warrant a temporary "defensive" investment strategy, the Fund may invest without limitation in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit of foreign or domestic banks, bankers' acceptances and other obligations of banks, repurchase agreements and short-term Government Securities. The yield on these securities, which may be purchased consistent with S&P and Moody's guidelines, will tend to be lower than the yield on other securities to be purchased by the Fund.

          The Fund may also invest in securities rated higher than BB by S&P, Ba by Moody's, or non-rated securities of comparable quality, when SSBC determines that the difference in yields between quality classifications is relatively narrow in light of then current market conditions or for temporary defensive purposes when SSBC anticipates adverse market conditions. Investments in higher quality issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually less than those from lower rated issues. To the extent the Fund invests in money market investments, it may not be pursuing its investment objective.

          The achievement of the Fund's objective depends upon SSBC's analytical and portfolio management skills. No assurance can be given that this objective will be achieved. All nonfundamental investment policies of the Fund, including those described below under "S&P and Moody's Guidelines," may be changed by the Board of Directors of the Fund without shareholder approval.

                          S&P AND MOODY'S GUIDELINES

           The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by S&P and Moody's in connection with the Fund's receipt of a rating of AAA and aaa from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

          The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the Investment Company Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares -- Asset Maintenance." The effect of compliance with the

Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A securities (as defined herein), and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

          "High-yield" bonds, the generic name for corporate bonds rated between BB/Ba and C/C by S&P and Moody's, respectively, are frequently issued by corporations in the growth stage of their development. Bonds rated BB/Ba, B/B, CCC/Caa, CC/Ca and C/C are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

          The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "Preferred Shares Basic Maintenance Amount"), the determination of which is as set forth under "Description of Preferred Shares -- Asset Maintenance." S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

          The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

          As described by Moody's, an issue of preferred stock which is rated aaa is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

          Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Preferred Shares will be subject to mandatory redemption in the event that the AAA/aaa Credit Rating is not available for the Preferred Shares and the Fund is unable to obtain the AAA/aaa Credit Rating for the Preferred Shares from a substitute rating agency or agencies within the time specified herein.

          In connection with the S&P and Moody's guidelines, the Fund is also required to meet specified minimum liquidity levels. See "Description of Preferred Shares -- Minimum Liquidity Level.'

S&P Guidelines

          S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and money market preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been implemented by the Fund in order to receive the above-described rating for the Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement the applicable requirements under the Investment Company Act (and may be more or less restrictive), but are the sole determinants in the rating of a security. Consequently, in order to maintain (1) the ratings described above from S&P with respect to the Preferred Shares and (2) compliance with the Investment Company Act, the Fund, with respect to each of its investments, adheres to the requirements of the S&P guidelines or the Investment Company Act, whichever is more restrictive. Ratings issued by S&P do not eliminate or mitigate the risks of investing in the Fund's securities.

          Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the discounted value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related discounted value) of the Fund's eligible assets at such time.

          The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required discounted value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See "Description of Preferred Shares -- Asset Maintenance." "Business Day," as used in the Prospectus and this Statement of Additional Information, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

           Under S&P guidelines, corporate debt obligations are not included in the calculation of the discounted value of the Fund's portfolio unless they, among other requirements (1) are not subject to extended settlement (2) are rated CCC-(senior) or higher by S&P, (3) provide for the periodic payment of interest thereon in cash, (4) except for commercial paper, have registered under the Securities Act of 1933, as amended (the "Securities Act") or are eligible for resale pursuant to Rule 144A and (5) have not had notice given in respect thereof that any such corporate debt obligation is the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the value of the Fund's portfolio at any time will be subject to the provisions of this clause (5)). In addition, portfolio holdings must be within the following requirements in order to be included in such calculation:



                       Maximum Single                                             Minimum Issue Size
      Rating        Issuer(R) (%) (1,2)      Maximum Single Industry (%)(2,3)       ($ in millions)
      ------        -------------------     --------------------------------       ---------------
                                          Corporate Bonds    Convertible Bonds (5)
                                          ---------------    --------------------
      AAA                   10%               50%                  50%               $  100
      AA                    10                33                 33.3                   100
      A                     10                33                 33.3                   100
      BBB                    5                20                   25                   100
      BB                     4                12                   25                    50 (4)
      B                      3                 8                   25                    50 (4)
      B-                     3                 8                   25                    50 (4)
      CCC+                   3                 8                   25                    50 (4)
      CCC                    3                 8                   25                    50 (4)
      CCC-                   3                 8                  N.A.                   50 (4)

See accompanying notes.

_______________
(1) Companies subject to common ownership of 25% or more are considered as one name.

(2) Percentages represent a portion of the aggregate Market Value of corporate securities.

(3) Industries are determined according to S&P Industry Classifications, as defined herein.

(4) Corporate Collateral bonds rated below BBB- by S&P and from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool. Convertible bonds rated below BBB by S&P must have an issue size of at least $100 million.

(5) For convertible bonds which are rated less than BBB by S&P, the minimum capitalization is $100 million.

See the Articles Supplementary for further information on and description of the S&P Guidelines and S&P Eligible Assets.

Moody's Guidelines

          For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

          Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities not be included in the calculation of the Discounted Value of the Fund's portfolio if (a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (d) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (e) such securities have been registered under the Securities Act of 1933, as amended, or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the Supervision of the Fund's Board of Directors and (f) such securities are not subject to extended settlement.

          The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                            Moody's Discount Factors

                           Corporate Debt Securities+

 Maturity of Collateral                                       Rating Category
                                   Aaa        Aa            A       Baa         Ba            B*        Caa         Unrated*
------------------                 -----      -----       -----     -----       -----       -----       -----       --------
 1 Year-15 Years                  150%       155%       160%        165%       170%         180%        205%          260%

Above 15 Years-20 Years           161        169        177         184        200          215         260           260%

Above 20 Years                    162        170        178         185        201          216         260           260%

-------------
* If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either S&P or Moody's, the Fund will use the percentage set forth under "Unrated" in this table.

          The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

          Asset               Single Issuer      Single Industry      Minimum Issue Size ($ in
        Ratings(1)               (%)(2,3)             (%)(3,4)               millions)(6)
    -----------------         -------------      ---------------      ------------------------
aaa, Aaa                           100                 100                        100

aa, Aa                              20                  60                        100

a, A,                               10                  40                        100

baa, Baa                             6                  20                        100

Ba                                   4                  12                         50(5)

B1-B2                                3                   8                         50(5)

B3                                   3                   8                         50(5)

Caa                                  2                   7                         50(5)

See accompanying notes.

------------------------

(1)  Refers to the preferred stock and senior debt rating of collateral.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classification"). See the Articles Supplementary.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6)  Except for preferred stock, which has a minimum issue size of $50 million.

          The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations" in the Prospectus.

           Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will be included in the calculation of Discounted Value of the Fund's portfolio if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of al (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

          The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

          Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

          (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or S&P's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
     (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or
     (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

          (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria; and

          (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's).


          A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

          The Moody's Discount Factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

          U.S. Treasury Securities:


                                                                                                      Discount
Remaining Term to Maturity                                                                             Factor
--------------------------                                                                             ------
1 year or less.................................................................................          107%
2 years or less (but longer than 1 year).......................................................          113
3 years or less (but longer than 2 years)......................................................          118
4 years or less (but longer than 3 years)......................................................          123
5 years or less (but longer than 4 years)......................................................          128
7 years or less (but longer than 5 years)......................................................          135
10 years or less (but longer than 7 years).....................................................          141
15 years or less (but longer than 10 years)....................................................          146
20 years or less (but longer than 15 years)....................................................          154
30 years or less (but longer than 20 years)....................................................          154

U.S. Treasury Strips:

                                                                                                      Discount
Remaining Term to Maturity                                                                             Factor
--------------------------                                                                             ------

1 year or less.................................................................................           107%
2 years or less (but longer than 1 year).......................................................           114
3 years or less (but longer than 2 years)......................................................           120
4 years or less (but longer than 3 years)......................................................           127
5 years or less (but longer than 4 years)......................................................           133
7 years or less (but longer than 5 years)......................................................           145
10 years or less (but longer than 7 years).....................................................           159
15 years or less (but longer than 10 years)....................................................           184
20 years or less (but longer than 15 years)....................................................           211
30 years or less (but longer than 20 years)....................................................           236

          See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.


          The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

          For so long as any of the Preferred Shares are Outstanding and either S&P, Moody's or any Other Rating Agency is rating the Preferred Shares, the Fund will not, unless it has received written confirmation from S&P, Moody's or any Other Rating Agency as applicable, that any such action would not impair the respective rating then assigned by S&P, Moody's or such Other Rating Agency to the Preferred Shares, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transaction; or (ii) borrow money, except that the Fund may, without the written confirmation described above, borrow money for the purpose of clearing securities transactions, provided that such borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 10% of the Market Value of the Fund's assets at the time of such borrowings and the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and shall not be extended or renewed; or (iii) except in connection with a refinancing of the Preferred Shares, issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund; or (iv) engage in any short sales of securities; or (v) lend portfolio securities; or (vi) engage in any reverse repurchase agreements; or (vii) merge or consolidate into or with any other fund. For so long as any shares of the Preferred Shares are outstanding and S&P is then rating such shares, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the Preferred Shares by S&P, change the pricing service to a service other than Muller's Data Corporation or any other S&P approved pricing service. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows:
(1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Preferred Shares, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as Preferred Shares are rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Preferred Shares); (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

        For so long as any Preferred Shares are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations: 1) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; (2) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; (3) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay [Variation Margin] on the second such Valuation Date; (4) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and (5) when the Fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated BBB or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or , in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio. For purposes of this Section 12(h), "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract, and "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

                             INVESTMENT RESTRICTIONS

          The following restrictions are fundamental policies of the Fund. All percentage limitations on investments will apply at the time of the making of an investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. The Fund may not:

          1. Borrow money (through reverse repurchase agreements or otherwise) to the extent such borrowing would result in a violation of Section 18 of the Investment Company Act, or issue any senior securities (as defined in the Investment Company Act) other than the Preferred Shares, certain money market instruments or debt instruments related to borrowings described under "Investment Objective and Policies -- Certain Investment Strategies -- Additional Leverage" in the Prospectus and this Statement of Additional Information to the extent such instruments are deemed to constitute senior securities; provided that for this purpose temporary borrowings in an amount not exceeding 5% of the Fund's total assets (not including the amount borrowed) will not be deemed a senior security.

          Pursuant to Section 18 of the Investment Company Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings representing indebtedness, such as money market instruments, and not more than 50% of the Fund's capital structure may consist of borrowings represented by indebtedness, such as money market instruments, and a senior class of stock, such as the Preferred Shares.

          2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction No. 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

          3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

          4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities that, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

          5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the Federal securities laws.

          6. Purchase or sell real estate, although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

          7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options as provided herein.

          8. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

          9. With respect to 75% of the value of the Fund's assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation does not apply to Government Securities.

          10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to Government Securities.

          11. Invest more than 20% of the market or other fair value of its total assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under the Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest-only and principal-only mortgaged backed securities, certain options traded in the over-the-counter market and the securities to which such options relate.

          This restriction will not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other illiquid securities, exceed 20% of the market or other fair value of the Fund's total assets.

          12. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

                            -----------------------

          Although the provisions of restrictions No. 2 (with respect to futures contracts), No. 3 and No. 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. See "Certain Investment Strategies -- Futures Contracts and Related Options" in the Prospectus and this Statement of Additional Information. The Fund will not make any investment permitted by the exceptions to the Fund's investment restrictions if the investment would adversely affect the ratings assigned by S&P and/or Moody's to the Preferred Shares. In addition, as noted, certain practices are subject to the prior written approval of S&P and/or Moody's.

                     CERTAIN TRADING STRATEGIES OF THE FUND

     The following provides a detailed description of certain trading strategies of the Fund, some of which are more briefly described in the Prospectus.

Portfolio Trading and Turnover Rate

          Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. The Fund's holdings include issues of various maturities. Ordinarily, the Fund emphasizes investments in intermediate- and longer-term instruments, that is, those with remaining maturities in excess of three years, but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon SSBC's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions.

          SSBC actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. SSBC does, however, trade the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchase and sales of debt securities having a maturity at the date of purchase of one year or less. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund. For the fiscal years ended March 31, 1998 and 1999, the Fund's portfolio turnover rates were 91% and 79%, respectively.

Securities Loans

          To the extent permitted by S&P and Moody's, the Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities, pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

When-Issued and Delayed-Delivery Securities

          The Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date (that is, delivery and payment can take place a month or more after the date of the transaction). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place.

          At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under rules promulgated by the Securities and Exchange Commission to maintain in a segregated account cash or liquid assets, equal in value to the purchase price due on the settlement date. The Fund's custodian bank will maintain, in a separate account of the Fund, cash, cash equivalents or other liquid securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow.

          Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

          If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. The purchase of securities on a when-issued or delayed delivery basis is not limited by the S&P or Moody's guidelines.

Options

          The Fund may write (sell) call options that are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options. A call option written by the Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written or (3) if, at the time the call is written, an amount of cash, Government Securities or other liquid securities equal to the fluctuating market value of the optioned securities, is segregated with the Fund's custodian.

          The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which SSBC does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it will forego the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at an acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Income (or loss) from the exercise, expiration or closing out of written or purchased options will generally be short- or long-term capital gain (or loss).

Futures Contracts and Related Options

          The Fund has reserved the right, subject to the approval of its Board of Directors and to the extent permitted by S&P and Moody's, to enter into transactions involving financial futures contracts and options on such futures contracts. The Fund may, for example, undertake these transactions for the purpose of hedging its portfolio securities (or portfolio securities that it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if SSBC anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

          Commodity Futures Trading Commission regulations permit the Fund to enter into futures contracts and related options for bona fide hedging purposes and, in addition, for other purposes, so long as aggregate initial margin and premiums required to establish such non-hedge positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts.

          In addition, the Fund's positions in futures contracts, as well as options on futures written by the Fund, will be collateralized with cash or certain liquid assets held in a segregated account or covered in order to eliminate any potential leveraging. The extent to which the Fund may enter into transactions involving futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification by the Fund as a regulated investment company.

          Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Repurchase Agreements

          To the extent permitted by S&P and Moody's, the Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell the same security on a future date at a specified price representing the Fund's cost plus interest. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to Government Securities.

          The risk to the Fund under this type of agreement is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate. SSBC will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times the value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, SSBC will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest. SSBC will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of those parties with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements

          To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be required to be maintained at a level at least equal at all times to the total amount of the resale obligation, including interest. The Fund receives payment for these securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement will be segregated pending repurchase or the proceeds will be segregated on the Fund's books and records pending repurchase.

          Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

          Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described in this Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

Foreign Investments

          The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts in connection with the purchase and sale of foreign investments. There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments.

          The risks of investing in foreign securities include those resulting from devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The Fund may be adversely affected, when holding foreign securities, by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic issues. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends, potential difficulties enforcing contractual obligations and extended clearance and settlement periods. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities.

          Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Additional Leverage

          The Fund has reserved the right to borrow money to the extent the borrowing would not result in a violation of Section 18 of the Investment Company Act. Pursuant to Section 18 of the Investment Company Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings representing indebtedness and not more than 50% of the Fund's capital structure may consist of borrowings represented by indebtedness and a senior class of stock, such as the Preferred Shares.

          The Fund may borrow to the extent permitted by the Investment Company Act through the public or private issuance of debt securities or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. It is anticipated that borrowings will be effected by the Fund primarily to provide additional liquidity. However, the Fund reserves the right to use the proceeds of borrowings for any other purpose, including additional investment leverage. The Preferred Shares are subject to mandatory redemption in certain circumstances.

          Should the Preferred Shares be redeemed in whole or in part it is the Fund's intention to leverage through the further issuance of senior securities, subject to the Fund's Board of Directors' determination that such issuance is appropriate in light of relative interest rates, general economic conditions and other relevant factors and subject to compliance with the Investment Company Act.

                         DESCRIPTION OF PREFERRED SHARES

     The following provides, with respect to the Preferred Shares, a further description of certain matters which are included under "Description of Preferred Shares" in the Prospectus along with a description of certain matters which are not included therein.

General

          The Preferred Shares have a liquidation preference equal to their Liquidation Value per share, plus all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution. The Preferred Shares, when issued and sold through this offering, will (i) be fully paid and non-assessable, (ii) not be convertible into Common Stock or other capital stock of the Fund, (iii) have no preemptive rights and (iv) not be subject to any sinking fund. The Preferred Shares will be subject to optional and mandatory redemption as described below under "Redemption."

          Holders of the Preferred Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Clearing Corporation will act as securities depository for the Agent Members with respect to the Preferred Shares.

          In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the Preferred Shares. Furthermore, the Auction Agent will send notices to holders of the Preferred Shares of any meeting at which holders of Preferred Shares have the right to vote. See "Description of Preferred Shares -- Voting Rights" below and in the Prospectus. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

          Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares, so long as the Fund is current in the payment of dividends on the Preferred Shares and on any other capital shares of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

          The holders of Preferred Shares will be entitled to receive out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code and to the extent available and in preference to and with priority over any dividend declared and payable on the Common Stock.

          On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

          Each dividend will be paid to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

          Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "Determination of Dividend Rate" below. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

          The amount of dividends per Outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the Liquidation Value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

          Determination of Dividend Rate. The dividend rate during the period from and including the Date of Original Issue to and including the initial Auction Date will be the rate per annum set forth on the cover page of the Prospectus. The first Auction Date will be as set forth on page 3 of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

          Notification of Dividend Period. The Fund will designate the duration of Dividend Periods; provided, however, that no such designation is necessary for a Standard Term Period and that any designation of an Alternate Term Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "Default Period," (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Alternate Term Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate (as defined below) to S&P (if S&P is then rating the Preferred Shares), to Moody's (if Moody's is then rating the Preferred Shares) and any Other

Rating Agency which is then rating the Preferred Shares and so requires.

          If the Fund proposes to designate any Alternate Term Period, not fewer than 15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days) nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.

          No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

          Default Period. A "Default Period" will commence on the applicable date set forth below if the Fund fails to

          (i) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on, or (to the extent permitted as described below) within two Business Days after, such Dividend Payment Date to the persons who held Preferred Shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date,

          (ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on the Preferred Shares payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of Preferred Shares called for redemption, the applicable redemption price (a "Redemption Default"), or

          (iii) to maintain the AAA/aaa Credit Rating unless the AAA/aaa Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the AAA/aaa Credit Rating (a "Rating Default").

          A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the AAA/aaa Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the Preferred Shares mandatorily redeemed as provided herein. Holders of two-thirds of the Preferred Shares then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.

          The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate; and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend

Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by
360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

          Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the Preferred Shares, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the Preferred Shares) subject to the foregoing and any requirements of Maryland law.

          Restrictions on Dividends and Other Payments. Under the Investment Company Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the Investment Company Act) with respect to the outstanding Preferred Shares would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem Preferred

Shares to the extent necessary to maintain such qualification. See "Taxes" below and in the Prospectus.

          Upon failure to pay dividends for two years or more, the holders of Preferred Shares will acquire certain additional voting rights. See "Description of Preferred Shares -- Voting Rights" below and in the Prospectus. Such rights shall be the exclusive remedy of the holders of Preferred Shares upon any failure to pay dividends on the Preferred Shares.

          For so long as any Preferred Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless

          (1) immediately after such transaction, the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "Description of Preferred Shares -- Asset Maintenance" and -- Redemption" below) would be achieved,

          (2) full cumulative dividends on Preferred Shares due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities (see "Deposit Securities Requirement") maturing on or prior to the date fixed for their payment have been set apart for their payment) and

          (3) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles of Incorporation.

Redemption

          Optional Redemption. To the extent permitted under the Investment Company Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 25 days prior notice. The optional redemption price per share shall be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

          Preferred Shares having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions.

          The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

          The Fund also reserves the right to repurchase Preferred Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Preferred Shares, but is under no obligation to do so.

          Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the Investment Company Act Preferred Shares Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the Preferred Shares Basic Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain Investment Company Act Preferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. See "Description of Preferred Shares -- Asset Maintenance."

          The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, or sufficient to satisfy Investment Company Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (ii) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

          The Fund shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among the holders of Preferred Shares in proportion to the number of shares they hold.

          If the Fund at any time fails to maintain the AAA/aaa Credit Rating for the Preferred Shares, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all Preferred Shares will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods-Default Period." To maintain the AAA/aaa Credit Rating, the Fund must maintain a rating for the Preferred Shares in the highest rating category from any two nationally recognized statistical rating organizations, as used in the rules and regulations under the Securities Exchange Act of 1934, as amended, one of which shall be S&P or Moody's.

          The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the Investment Company Act or Maryland law.

          The redemption price per share in the event of any mandatory redemption will be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealer and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

          Redemption Procedure. Pursuant to Rule 23c-2 under the Investment Company Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of record of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption").

          Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and
(v) the provision under which redemption shall be made.

          If fewer than all of the Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund shall deem fair and equitable, as contemplated above.

          In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been earned or declared through the redemption date.

          If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be Outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and
(ii) such other amounts, if any, to which holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

          So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

          Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed unless all dividends in arrears on the Outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

          Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the Investment Company Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Restrictions on Transfer

          Preferred Shares may be transferred only

          (a) pursuant to an Order placed in an Auction,

          (b) to or through a Broker-Dealer,

          (c) to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent or

          (d) to the Fund or any Affiliate.

          Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

Asset Maintenance

          The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles Supplementary. These requirements are summarized below.

          Preferred Shares Basic Maintenance Amount. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has a pricing services agreement with Muller Data Corporation. The Fund may substitute another pricing service, provided that it has received notice from S&P (if S&P is then rating the Preferred Shares and only in the case that the Fund wishes to substitute a pricing service not approved by S&P) and Moody's (if Moody's is then rating the Preferred Shares) that such substitution will not impair the AAA/aaa Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the Preferred Shares. See "Description of Preferred Shares -- Redemption."

          The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

          (1) (A) the products resulting from multiplying the number of outstanding Preferred Shares on such date by the Liquidation Value per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each Preferred Share outstanding that follows such Valuation Date (or to the 49th day after such Valuation Date, if such 49th day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for the Exposure Period multiplied by the Volatility Factor on any Preferred Shares outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 49th day after such Valuation Date, but only if such 49th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of
     (1)(A) through (1)(D); less

          (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(D) ("value," for purposes of this clause (2), shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated A1+ by S&P and P-1 by Moody's, it will be valued at its face value).

          Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 49-day period.

          The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

          The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the AAA/aaa Credit Rating. If the Fund fails to maintain the AAA/aaa Credit Rating and is unable to restore the AAA/aaa Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the Preferred Shares. See "Description of Preferred Shares -
- Redemption" and "S&P and Moody's Guidelines" above.

          Investment Company Act Preferred Shares Asset Coverage. The Fund is required under the Articles Supplementary to maintain Investment Company Act Preferred Shares Asset Coverage on each Friday, or, if such day is not a Business Day, the next preceding Business Day, in which any Preferred Shares are outstanding. If the Fund fails to maintain Investment Company Act Preferred Shares Asset Coverage and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares. See "Description of Preferred Shares -- Redemption."

          The Fund estimates that on the Date of Original Issue of the Preferred Shares, based on the composition of its portfolio as of March 31, 2000, the Investment Company Act Preferred Shares Asset Coverage, after giving effect to the issuance of the Preferred Shares ($60 million) and the deduction of
estimated offering expenses for such shares ($        ), will be computed as
follows:


   Value of Fund assets less
 liabilities not constituting
       senior securities
-------------------------------      $140,234,063           234%

Senior securities                    $ 60,000,000
representing indebtedness ($0)
plus Liquidation Value
of the Preferred Shares

          Notices. The Fund is required to deliver a certificate with respect to the calculation of the Preferred Shares Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "Preferred Shares Basic Maintenance Certificate")

          (i) to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the Preferred Shares Basic Maintenance Amount,

          (ii) to the Auction Agent, S&P (if S&P is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires (a) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and (b) on request by S&P or such Other Rating Agency, as applicable,

          (iii) to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires as of (a) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of 1,000,000 shares of Common Stock, and (b) the last Valuation Date of each fiscal quarter and a

Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, and

          (iv) to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

          Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(a) as of the Valuation Date preceding the Date of Original Issue and in the case of clauses (i)(b), (ii), (iii) and (iv) above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          The Fund is required to deliver to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires, a certificate with respect to the calculation of the Investment Company Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (an "Investment Company Act Preferred Shares Asset Coverage Certificate")


          (i) as of the Valuation Date preceding the Date of Original Issue, and

          (ii) as of (a) the last Valuation Date of each quarter thereafter, and
(b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the Investment Company Act Asset Coverage.

          Such Investment Company Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

          Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, S&P (if S&P is then rating the Preferred Shares, Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the Investment Company Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund.

          Within 10 Business Days after the delivery of the Preferred Shares Basic Maintenance Certificate relating to the last Valuation Date of each fiscal quarter of the Fund on which a Preferred Shares Basic Maintenance Certificate is required to be delivered, the Fund (x) will deliver to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Certificate and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within 10 Business Days after delivery of the Investment Company Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund on which an Investment Company Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and any Other Rating Agency which is then rating the Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Investment Company Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and Investment Company Act Preferred Shares Asset Coverage Certificate delivered pursuant to this section, as the case may be, within 10 days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

        The Accountant's Certificates referred to above will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount and Investment Company Act Preferred Shares Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

          In the event that a Preferred Shares Basic Maintenance Certificate or Investment Company Act Preferred Shares Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Valuation Date are not delivered within the time periods specified in the Articles Supplementary, the Fund shall be deemed to have failed to have maintained the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date.

Liquidation

          In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Value per share of the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of the Preferred Shares will not be entitled to any further participation in any distribution of assets of the Fund.

          If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

          In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

          A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the Preferred Shares or any shares issuable in exchange for Preferred Shares in any such consolidation or merger.

          To the extent other Preferred Shares are issued by the Fund, such shares will share equally and on a pro rata basis with the Preferred Shares then outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Voting Rights




See "Description of Preferred Shares -- Voting Rights" in Part A of this prospectus for a summary of the voting rights of the holders of Preferred shares. A full description of such rights is provided in the Fund's Articles Supplementary relating to the Preferred Shares.

Minimum Liquidity Level

          Under the Articles Supplementary, as long as Preferred Shares are still outstanding, the Fund will be required to have, as of the Valuation Date next preceding each Dividend Payment Date, cash and/or Deposit Securities with maturity dates not later than the day preceding the Dividend Payment Date and having a value not less than the Dividend Coverage Amount. The "Dividend Coverage Amount" as of any date means (1) the product of (a) $25,000 times the number of Preferred Shares outstanding on such date, (b) the Dividend Rate and
(c) seven divided by 360, less (2) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the Preferred Shares (but not including any liabilities due prior to the next Dividend Payment Date).

Deposit Securities Requirements

          The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, "Deposit Securities") not later than days prior to each dividend payment date and each redemption date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or redemption date, and will mature prior to such date.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Board of Directors is responsible for the management of the Fund, including general supervision of the duties SSBC performs under the Investment Management Agreement. There are six directors of the Fund, one of whom is an "interested person" (as defined in the Investment Company Act) and five of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

                                                       Positions Held            Principal Occupation
Name and Address (1)                                   With the Fund             During Past 5 Years
------------------------------------------   ---------------------------------   -----------------------------------------
Heath B. McLendon*                           Chief Executive Officer,            President and Director of SSBC and
SSB Citi Fund Management LLC                 President and Chairman of the       Travelers Investment Advisor, Inc.;
Seven World Trade Center                     Board                               Managing Director of Salomon Smith
New York, New York 10048                                                         Barney; Chairman of Salomon Smith
                                                                                 Barney Strategy Advisers Inc.;
                                                                                 Director of 64 investment companies
                                                                                 affiliated with Citigroup Inc.

Allan J. Bloostein                           Director                            Consultant; formerly Vice Chairman of
27 West 67th Street                                                              the Board of May Department Stores
Apt. 5FW                                                                         Company, Director of Crystal Brands,
New York, New York 10023                                                         Inc., Melville Corp., R.G. Barry
                                                                                 Corp. and Hechinger Co.

Martin Brody                                 Director                            Consultant, HMK Associates, a
30 Columbia Turnpike                                                             financial consulting firm; retired;
Florham Park, New Jersey 07932                                                   Vice Chairman of the Board of
                                                                                 Directors

                                                       Positions Held            Principal Occupation
Name and Address (1)                                   With the Fund             During Past 5 Years
------------------------------------------   ---------------------------------   -----------------------------------------
                                                                                 of Restaurant Associates
                                                                                 Corp.; Director of Taubman Realty,
                                                                                 CVS Drug Stores.

Dwight B. Crane                              Director                            Professor, Graduate School of
Harvard Business School                                                          Business Administration, Harvard
Soldiers Field Road                                                              University; Director of Peer Review
Boston, Massachusetts 02163                                                      Analysis, Inc.

Robert A. Frankel                            Director                            Managing Partner of Robert A. Frankel
Robert A. Frankel Management Consultants                                         Management Consultants; formerly
102 Grand Street                                                                 Corporate Vice President of The
Croton-on-Hudson, New York                                                       Readers Digest Assoc. Inc.
10520

William R. Hutchinson                        Director                            Group Vice President, Mergers &
BP Amoco                                                                         Acquisitions, BP Amoco p.l.c.;
200 E. Randolph Drive                                                            formerly Vice President Financial
Mail Code 1605                                                                   Operations AMOCO Corporation;
Chicago, Illinois                                                                Director of Associated Bank; Director
60601                                                                            of Associated Banc-Corp.

Lewis E. Daidone                             Senior Vice President and           Managing Director of Salomon Smith
Two World Trade Center                       Treasurer                           Barney; Chief Financial Officer,
New York, New York 10048                                                         Director and Senior Vice President of
                                                                                 SSBC and Travelers Investment
                                                                                 Advisers.

John C. Bianchi                              Vice President and Investment       Managing Director of Salomon Smith
Two World Trade Center                       Officer                             Barney.
New York, New York 10048

                                                       Positions Held            Principal Occupation
Name and Address (1)                                   With the Fund             During Past 5 Years
------------------------------------------   ---------------------------------   -----------------------------------------
Christina Sydor                              Secretary                           Managing Director of Salomon Smith
Two World Trade Center                                                           Barney; General Counsel and Secretary
New York, New York 10048                                                         of SSBC and Travelers Investment
                                                                                 Advisers.

     ---------------------
(1) Messrs. Frankel and Hutchinson are subject to election by the holders of the Preferred Shares, Messrs. Brody and Crane are subject to election by the holders of the Common Stock and Messrs. Bloostein and McLendon are subject to election by the holders of Preferred Shares and Common Stock acting as a single class.
* Designates a Director who is an "interested person" of the Fund, as defined in the Investment Company Act.

     Under the Articles of Incorporation and the Investment Company Act, the holders of Preferred Shares are entitled to elect two Directors, the holders of Common Stock are entitled to elect two Directors and holders of Preferred Shares and Common Stock, voting as a single class, are entitled to elect the remaining directors, except in certain circumstances. See "Description of Preferred Shares -- Voting Rights" in the Prospectus and this Statement of Additional Information. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock or a majority of the outstanding Preferred Shares may elect all of the Directors who are subject to election by such class.

     The Fund pays each Director not affiliated with SSBC or any of its affiliates a fee of $5,000 per year plus $500 per each in-person or committee meeting attended and $100 per each telephonic Board meeting, together with reimbursements for travel and out-of-pocket expenses related to attendance at Board or committee meetings.

     The table below shows, for each director who is not affiliated with SSBC, the aggregate compensation the Fund paid for its fiscal year ended March 31, 1999 and the total compensation that SSBC affiliated funds paid to each director during the calendar year 1999. The Fund has no retirement or pension plans. The officers and directors affiliated with SSBC serve without compensation from the Fund.


                                                                          TOTAL NUMBER OF FUNDS
                                                  TOTAL COMPENSATION       FOR WHICH DIRECTOR
                     AGGREGATE COMPENSATION     FROM THE FUND AND FUND     SERVES WITHIN FUND
    NAME                  FROM THE FUND                 COMPLEX                COMPLEX(1)
Allan J. Bloostein          $6,250                   $ 90,500                        9

Martin Brody                $5,850                   $132,500                       20

Dwight B. Crane             $6,850                   $139,975                       23

Robert A. Frankel           $6,850                   $ 72,250                        9

William R.                  $6,750                   $ 42,450                        7
 Hutchinson

Heath B. McLendon*               0                          0                       64

-----------
* Designates a director who is an "interested person" of the Fund, as defined in the Investment Company Act.

(1)  Investment companies affiliated with SSBC.

          The Fund, SSBC and the Underwriter have adopted codes of ethics pursuant to Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of these codes of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PRINCIPAL STOCKHOLDERS

          There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the Investment Company Act. There is no person known to the

Fund to hold beneficially more than 5% of the outstanding shares of the Common Stock. The following person is the only person holding of record more than 5% of the outstanding shares of Common Stock as of March 31, 2000.


Name and Address                      Amount of Record           Percent
of Record Owner                          Ownership              of Class
---------------                          ---------              --------
Cede & Co., as Nominee for
  Depository Trust and Clearing
  Corporation                                                     88.18%
P.O. Box 20 Bowling Green Station
New York, New York  10004

          As of March 31, 2000, the Fund's officers and directors as a group beneficially owned less than 1% of the outstanding shares of Common Stock and no shares of Outstanding Preferred Shares.

                               INVESTMENT ADVISER

          SSB Citi Fund Management LLC, or SSBC, located at 388 Greenwich Street, New York, New York 10013, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund.

          Pursuant to the Investment Management Agreement and subject to the supervision and direction of the Fund's Board of Directors, SSBC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Fund pays SSBC a monthly investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount under the line of credit with PNC Bank, N.A.) of the Fund. This fee is calculated daily and paid monthly. For the six months ended September 30, 1999 and for the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid SSBC $377,331, $789,196, $818,642 and $770,618, respectively, in administrative fees. For the six months ended September 30, 1999 and for the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid SSBC $150,932, $315,678, $327,385 and
$305,651, respectively, in maintenance fees.

Portfolio Trading

          SSBC is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In placing orders for portfolio securities on behalf of the Fund, SSBC is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that SSBC seeks to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While SSBC generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available in all instances. Within the framework of the policy of obtaining the most favorable price and efficient execution, SSBC considers research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Fund, SSBC or SSBC's other clients.

          Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by SSBC in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Fund, and the services furnished by the brokers may be used by SSBC in providing investment management for the Fund. During the Fund's last fiscal year, neither the Fund nor SSBC, pursuant to any agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to a broker or brokers because of research services provided.

          Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the

Fund's Board of Directors. SSBC reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Fund.

          Subject to applicable laws and regulations, SSBC will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever SSBC decides to purchase or sell securities for the Fund and one or more other clients simultaneously. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from SSBC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

          Notwithstanding the similarity of the investment objective of the Fund with that of other funds SSBC manages, the Fund will be separately managed and the composition of its investment portfolio is likely to differ. Accordingly, the investment performance of the Fund will likely not be the same as other funds.

          The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf, the Underwriter may from time to time act as a broker or dealer. In addition, affiliated persons (as such term is defined in the Investment Company Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the Investment Company Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the Investment Company Act from purchasing securities in primary offerings in which an affiliate acts as an underwriter unless certain conditions established under the Investment Company Act are satisfied.

          The Fund paid no commissions to affiliated brokers for the fiscal years ended March 31, 2000, 1999 and 1998.

                        DETERMINATION OF NET ASSET VALUE

          Net asset value of the Common Stock is determined by SSBC no less frequently than the close of business (generally 4:00 P.M. New York time) on the last Business Day of each week (generally Friday), by dividing the value of the net assets of the Fund by the total number shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets is deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (2) accumulated and unpaid dividends on the outstanding Preferred Shares and (3) the aggregate liquidation value of the Preferred Shares.

          In valuing the Fund's assets for all purposes other than the determination of the discounted value of such assets pursuant to S&P and Moody's guidelines, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers.

          Any security for which the primary market is on an exchange is valued at the last sale price on the exchange on the day of valuation or, if there was no sale on that day, the last bid price quoted on that day. Options are valued at market value or fair value if no market exists.

          Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities that are considered comparable in quality, interest rate and maturity. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment), when the Board of Directors has determined that amortized cost represents fair value. Repurchase agreements are valued at cost plus accrued interest.

                                SHARE REPURCHASES

          Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value. To address this possibility, the Board of Directors contemplates that the Fund may from time to time consider either the repurchase of shares of the Common Stock on the open market or the making of tender offers for the Common Stock. Repurchases of shares of Common Stock will reduce the net assets of the Fund and, therefore, the net assets available for purposes of the asset coverage calculations for the Preferred Shares. The Fund may borrow money to finance the repurchase of shares, subject to compliance with
Section 18 of the Investment Company Act and the other limitations described under "Investment Objective and Policies -- Certain Investment Strategies -- Additional Leverage."

          Shares of Common Stock may not be repurchased, however

          (1) if applicable asset coverage requirements under the Investment Company Act (that is, 300% with respect to any securities representing indebtedness and 200% with respect to the Preferred Shares) are not met or would not be met following the repurchase or

          (2) when dividends on the Preferred Shares are in arrears or the Preferred Shares Basic Maintenance Amount is not maintained.

          See "Description of Preferred Shares --Asset Maintenance."

          No assurance can be given that repurchases or tenders will result in the Common Stock's trading at a price that is equal to its net asset value. Although the Board of Directors believes that Common Stock repurchases and tenders generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the acquisition of Common Stock will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratios, as well as reducing the net assets available for the asset coverage calculations for the Preferred Shares. Furthermore, any interest on borrowings to finance Common Stock repurchase transactions will reduce the Fund's net income.

                                     TAXES

          The following offers only a brief outline of the Federal income tax consequences of investing in the Preferred Shares. Investors should consult their own tax advisors for more detailed information and for information regarding the effect of state and local taxes upon such an investment.

Tax Treatment of the Fund

          The Fund has qualified, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code. If the Fund qualifies as a regulated investment company, the Fund will pay no Federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders.

          To qualify under Subchapter M of the Code, the Fund must, among other things:

          (1) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains);

          (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities, and

          (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of the issuer and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

          If the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the Preferred Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to avoid Fund-level taxation on the Fund's distributions.

          In addition, if the Fund fails to distribute in each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for such calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the 12 months ended October 31 of such calendar year (or November 30 or December 31, if the Fund so elects) and (3) any portion of the respective 2% balances not later than the end of the succeeding calendar year, the Fund will be subject to a 4% excise tax on the undistributed income unless it is otherwise required to pay an income tax on those amounts. The Fund's income would include income attributable to the Fund from its investment in zero coupon securities and other instruments issued with an original issue discount, although no cash payments would be received for income accruing on such securities until their respective maturities.

          Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund will be required under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of the Fund's distributions.

          If the Fund fails to qualify as a regulated investment company in any year or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in determining its income. The Fund's dividends, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gain. In order to requalify as a regulated investment company, a fund must pay out its earning and profits accumulated in the year it fails to qualify. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividend will be included in the Fund's gross income as of the later of (1) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders.

          These provisions also (1) will require the Fund to mark to market certain types of its positions (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

          The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (1) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (2) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (3) the Fund will continue to qualify as a regulated investment company.

Tax Treatment of Holders of Preferred Shares

          Distributions paid in cash to holders of Preferred Shares will be taxable as ordinary income for Federal income tax purposes. Generally, dividends received by corporate shareholders will not be eligible for the dividends received deduction if the Fund qualifies as a regulated investment company. Generally, gain or loss realized by a shareholder on the sale of shares held for more than one year will be treated as long-term capital gain or loss. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares would be taxable as ordinary income. Any loss realized on a sale or exchange of Preferred Shares will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such Preferred Shares. In addition, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's Federal income tax liability. Additional Federal withholding taxes at a 30% rate (or a lesser rate established by treaty) may apply to distributions to shareholders that are nonresident aliens or foreign partnerships, trusts or corporations.

Other Taxation

          Dividends and distributions from the Fund received by a shareholder of the Fund may be subject to state and local taxes depending on the shareholder's particular situation.

       ADDITIONAL INFORMATION CONCERNING THE AUCTION FOR PREFERRED SHARES

          Note: Capitalized terms used in the following section have the meaning assigned to them in the Glossary, which is included as Appendix C to this Statement of Additional Information.

          The following section supplements and, with respect to certain information, describes in greater detail the information concerning the auction and auction procedures contained in the Prospectus.

General

          The Fund will not submit an Order in any Auction.

Dividend Rates and Auction Dates

          The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in an Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a Default or where all Preferred Shares are subject to Submitted Hold Orders, if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period, and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

Orders by Existing Holders and Potential Holders

          On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

Submission of Orders to Auction Agent

          Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or

Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order and (D) the rate, if any, specified in each Order.

          If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

          Only in the case of an Auction preceding a Dividend Period of 93 days or fewer and following a Dividend Period of 93 days or fewer, if an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. In the case of all other Auctions, if a Hold/Sell or Sell Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          If one or more Orders covering in the aggregate more than the number of Preferred Shares held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

          If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.

          In the case of any Dividend Period of 93 days or fewer, if any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

          In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

Determination of Sufficient Clearing Orders and Applicable Rate

          Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

Acceptance of Orders and Allocation of Shares

          Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

          If Sufficient Clearing Orders exist, subject to the Rounding
Procedures:

        (i)  all Submitted Hold Orders will be accepted;

       (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

      (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders; (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

        (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

       (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

If Sufficient Clearing Orders do not exist, subject to the Rounding Procedures:

        (i)  all Submitted Hold Orders will be accepted;

       (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

      (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

       (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of Preferred Shares determined in accordance with the Proration Procedures.

Notification of Results; Settlement

          The Auction Agent will notify each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., Eastern time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an Auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the Preferred Shares for the next Dividend Period.

          In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

          If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

Broker-Dealers; Commissions

          The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after any such termination.

          Broker-Dealers which submit Orders for the account of others must be authorized by law to perform such function. A

Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

          Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Underwriter"), the underwriter in the offering of Preferred Shares, intends to serve as the initial Broker-Dealer for the Preferred Shares. Other firms may serve as Broker-Dealers in connection with Auctions, although there is no assurance that they will do so.

          The Auction Agent after each Auction will initially pay to each Broker-Dealer from funds provided by the Fund a participation fee based on the purchase price of shares placed by the Broker-Dealer at such Auction. Initially, the annual rate of such participation fee with respect to Dividend Periods of less than one year shall be an annual rate of .25%, depending on the results of the Auction and, in the case of Dividend Periods of one year or more, a percentage agreed upon between the Fund and the Broker-Dealer. For purposes of this paragraph, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Broker-Dealer or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) an Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) an Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, a Broker-Dealer will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them had submitted valid Hold Orders.

The Auction Agent

          Bankers Trust Company will serve as Auction Agent for so long as Preferred Shares are Outstanding. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of Preferred Shares. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable to the Fund for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

          The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

Master Purchaser's Letter

          Each prospective purchaser of Preferred Shares or its Broker-Dealer will be required to sign and deliver to the Auction Agent, as a condition to such purchaser's purchasing Preferred Shares in any Auction or otherwise, a Master Purchaser's Letter, the form of which is an exhibit to the Registration Statement, in which such prospective purchaser or its Broker-Dealer will agree, among other things:

        (a) to participate in Auctions for Preferred Shares in accordance with the Auction Procedures described in the Prospectus and this Statement of Additional Information;

        (b) to sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or a Sell Order in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer; and

        (c) to have the ownership of the Preferred Shares as to which such purchaser or its Broker-Dealer is the Existing Holder maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such purchaser's beneficial ownership, and to authorize such Agent Member to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request.

          Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

          An execution copy of the Master Purchaser's Letter is an exhibit to the Registration Statement. Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase Preferred Shares in the offering being made by the Prospectus or in any Auction or otherwise, but is a condition precedent to such purchaser's purchasing Preferred Shares.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

          The Fund's securities and cash are held under a custodian agreement by PNC. The principal business address of PNC is 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103. The Fund's assets are held under bank custodianship in compliance with the Investment Company Act.

          PFPC is located at P.O. Box 9699, Providence, Rhode Island 02940, and serves, with respect to the Preferred Shares and the Common Stock, as transfer agent, dividend paying agent and registrar, and, with respect to the Preferred Shares, as agent to provide notice of redemption and certain voting rights.


                                     EXPERTS

          The audited statement of assets and liabilities, as of March 31, 1999, the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the four-year period ended March 31, 1999 have been incorporated by reference into this Statement of Addition Information in reliance on the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 757 Third Avenue, New York, NY 10017.

                             ADDITIONAL INFORMATION

          This Statement of Additional Information does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act with respect to the Preferred Shares offered by the Prospectus. Further information concerning the Preferred Shares may be found in the Registration Statement, which is on file with the Commission. Statements contained in the Prospectus and in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

          The Registration Statement may be inspected without a change at the Commission's principal office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

          The Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith files and reports and other information with the Commission. Such reports, proxy and public statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the Prospectus, material incorporated by reference into this Statement of Additional Information and the Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                                  APPENDIX A

                      STATEMENT OF PORTFOLIO COMPOSITION


ZENIX INCOME FUND
PORTFOLIO HOLDINGS BY S&P RATINGS AS OF MARCH 31, 2000

CUSIP        NAME                              RTG_SP    PAR           MARKET VALUE
-------------------------------------------------------------------------------------------------
131347AD8    CALPINE CORP                      BB+        1,350,000.00     1,419,187.50
482584AG4    K MART CORP                       BB+          490,000.00       553,700.00
87970CAA4    TEMBEC FINANCE CORP               BB+          350,000.00       350,000.00
00130HAQ8    AES CORP                          BB           690,000.00       662,400.00
009451AH8    AIRPLANES PASS-THRU TRST          BB         1,725,805.00     1,480,688.92
37931KAH4    GLOBAL CROSSING HLDG LTD          BB           815,000.00       790,550.00
40423QAG2    HMH PROPERTIES, INC.              BB         1,275,000.00     1,112,437.50
448924AD2    ICN PHARMACEUTICALS INC           BB         2,070,000.00     2,013,075.00
741932AC1    PRIDE INTERNATIONAL INC           BB           655,000.00       645,175.00
01958XAM9    ALLIED WASTE NORTH AMER           BB-          230,000.00       184,000.00
053790AC5    AVIS GROUP HOLDINGS INC           BB-          535,000.00       533,662.50
126304AF1    CSC HOLDINGS INC                  BB-        1,000,000.00     1,103,750.00
172909AF0    MANDALAY RESORT GROUP             BB-          105,000.00        81,900.00
45811EAB9    INTEGRATED ELEC SERVICES          BB-          255,000.00       217,387.50
52736TAC2    LEVIATHAN GAS PL/FIN CRP          BB-          365,000.00       374,125.00
731095AF2    POLAROID CORPORATION              BB-          430,000.00       435,375.00
74925LAF7    RBF FINANCE CO                    BB-          555,000.00       600,093.75
811371AA1    SEA CONTAINERS                    BB-        1,030,000.00       957,900.00
911363AG4    UNITED RENTALS INC                BB-          180,000.00       162,900.00
911363AH2    UNITED RENTALS INC                BB-          175,000.00       155,750.00
969455AB0    WILLIAMS COMM GROUP INC           BB-          525,000.00       518,437.50
156503AD6    ADELPHIA COMMUNICATIONS           BB-          130,000.00       130,650.00
156503AK0    ADELPHIA COMMUNICATIONS           BB-          340,000.00       272,000.00
156503AN4    ADELPHIA COMMUNICATIONS           BB-          255,000.00       105,825.00
775100AG5    ROGERS CABLESYSTEMS LTD           BB-          775,000.00       868,000.00       BB  15,728,970.17
00130HAD7    AES CORPORATION                   B+           915,000.00       901,275.00
01958XAQ0    ALLIED WASTE NORTH AMER           B+         3,000,000.00     2,227,500.00
030789AM3    AMES DEPARTMENT STORES            B+           610,000.00       565,775.00
151018AC2    CELESTICA INTL                    B+           515,000.00       540,750.00
16117PAG5    CHRTR COMM HLDS/CHRT CAP          B+           235,000.00       227,362.50
16117PAJ9    CHRTR COMM HLDGS LLC              B+         1,460,000.00       799,350.00
35802W204    FRESENIUS MED CAP TR I            B+            10,900.00     1,035,500.00
365438AF7    GARDEN STATE NEWSPAPERS           B+           145,000.00       128,143.75
447012AB1    HUNTSMAN ICI CHEMICALS            B+           645,000.00       622,425.00
44701DAB7    HUNTSMAN ICI CHEMICALS            B+         3,700,000.00     1,091,500.00
460915AB7    INTRAWEST CORP                    B+           510,000.00       484,500.00
460915AG6    INTRAWEST CORP                    B+           685,000.00       671,300.00
465266AC8    IT GROUP INC                      B+           315,000.00       300,431.25
599908AC4    MILLAR WESTERN FOREST             B+           565,000.00       532,512.50
656559AT8    NORTEK INC                        B+           480,000.00       446,400.00
656559AW1    NORTEK INC                        B+           135,000.00       124,200.00
670509AG3    NUEVO ENERGY CO                   B+           855,000.00       829,350.00
675746AA9    OCWEN FINANCIAL CORP              B+         2,600,000.00     2,366,000.00
700677AH0    PARK-OHIO INDUSTRIES INC          B+           700,000.00       616,000.00
701081AG6    PARKER DRILLING CO                B+           980,000.00       948,150.00
74912EAP6    R&B FALCON CORP                   B+           515,000.00       552,981.25
782295AA7    RUSSEL METALS INC                 B+           430,000.00       424,625.00
857555AH9    STATER BROTHERS HLDGS             B+           450,000.00       446,625.00
87956PAD7    TELEWEST COMMUNICATN PLC          B+         1,250,000.00     1,293,750.00
880349AA3    TENNECO AUTOMOTIVE INC            B+         1,030,000.00     1,006,825.00
880915AE3    TERRA INDUSTRIES                  B+           445,000.00       338,200.00
903236AD9    URS CORP.                         B+           740,000.00       747,400.00
92923JAF6    WCI STEEL INC                     B+         1,320,000.00     1,293,600.00
010375614    ESAT TELECOM GROUP PLC            B+           325,000.00       394,960.96
006848AP0    ADELPHIA COMMUNICATIONS           B+         1,010,000.00       979,700.00
130910AG7    CALL-NET ENTERPRISES INC          B+           300,000.00       231,000.00
866768AC8    SUN INTERNATIONAL HOTELS          B+           370,000.00       333,000.00
866768AD6    SUN INTL HOTELS/INTL-NA           B+           560,000.00       511,000.00
008914AB9    AINSWORTH LUMBER                  B            660,000.00       716,925.00
009270701    POLESTAR CORP PLC                 B            975,000.00     1,477,649.80

CUSIP        NAME                              RTG_SP    PAR           MARKET VALUE
-------------------------------------------------------------------------------------------------

010043620    BSN FINANCING CO. SA              B            800,000.00       799,969.38
010470676    GLOBAL TELESYSTEMS EUROP          B            650,000.00       597,106.33
02311PAG9    AMATEK INDUSTRIES PTY             B            295,000.00       279,143.75
04962VAE9    ATRIUM COMPANIES INC              B            385,000.00       364,787.50
05354RAA9    AVECIA GROUP PLC                  B            685,000.00       688,425.00
055381AF4    BE AEROSPACE                      B            875,000.00       702,187.50
055381AH0    BE AEROSPACE                      B            150,000.00       129,750.00
056039AC4    BWAY CORP                         B            225,000.00       202,781.25
077410AC2    BELCO OIL & GAS CORP              B            600,000.00       559,500.00
120075AA4    BUHRMANN US INC                   B            335,000.00       340,862.50
135713AC9    CANADIAN FOREST OIL LTD           B            500,000.00       461,250.00
14066PAC0    AMFM INC                          B            130,000.00       116,837.50
165167AQ0    CHESAPEAKE ENERGY CORP            B            370,000.00       346,875.00
181581AD1    CLARK USA INC                     B          1,195,000.00       645,300.00
191886AC4    BELCO OIL & GAS CORP              B            250,000.00       254,062.50
194832AA9    COLLINS & AIKMAN PRODCTS          B          1,030,000.00     1,010,687.50
228227AD6    CROWN CASTLE INTL CORP            B          1,515,000.00       863,550.00
257039AB3    DOMAN INDUSTRIES LIMITED          B          1,315,000.00     1,084,875.00
257039AE7    DOMAN INDUSTRIES LIMITED          B            205,000.00       157,850.00
26632QAB9    DURA OPERATING CORP               B            250,000.00       223,750.00
27876GAG3    ECHOSTAR DBS CORP                 B             40,000.00        38,700.00
303727AC5    FAIRCHILD SEMICONDUCTOR           B          1,240,000.00     1,209,000.00
306075AC6    FALCON PRODUCTS INC               B            405,000.00       378,168.75
344155AC0    FOCAL COMMUNICATIONS CP           B            340,000.00       224,400.00
344155AD8    FOCAL COMMUNICATIONS CP           B            275,000.00       277,750.00
346091AL5    FOREST OIL CORPORATION            B            715,000.00       725,725.00
420781AB2    HAYES LEMMERZ INTL INC            B            225,000.00       195,750.00
420804AB2    HAYES LEMMERZ INTL INC            B            220,000.00       223,850.00
427516AB5    HERMES EUROPE RAILTEL BV          B          1,000,000.00       945,000.00
427516AE9    HERMES EUROPE RAILTEL BV          B            135,000.00       121,500.00
436132AF1    HOLLYWOOD CASINO CORP             B            495,000.00       498,712.50
43613PAA1    HOLLYWD CASINO SHREVEPRT          B            160,000.00       171,200.00
483008AK4    KAISER ALUMINUM & CHEM            B            160,000.00       155,200.00
483008AL2    KAISER ALUMINUM & CHEM            B            140,000.00       135,800.00
495582AB4    KING PHARMACEUTICAL INC           B          1,045,000.00     1,039,775.00
52729NAP5    LEVEL 3 COMMUNICATIONS            B            170,000.00        85,000.00
52729NAV2    LEVEL 3 COMMUNICATIONS            B          1,800,000.00     1,705,197.89
590175AD7    MERRILL CORPORATION               B            335,000.00       326,625.00
65332VAJ2    NEXTEL COMMUNICATIONS             B            930,000.00       678,900.00
65332VAM5    NEXTEL COMMUNICATIONS             B          2,210,000.00     1,524,900.00
65332VAV5    NEXTEL COMMUNICATIONS             B            175,000.00       161,437.50
65333AAC2    NEXTLINK COMMUNICATIONS           B            440,000.00       468,600.00
65333HAK9    NEXTLINK COMMUNICATIONS           B            975,000.00       943,312.50
65333HAL7    NEXTLINK COMMUNICATIONS           B          1,240,000.00       700,600.00
65333HAN3    NEXTLINK COMMUNICATIONS           B            865,000.00       458,450.00
784005AD2    SC INTL SERVICES INC              B            440,000.00       422,400.00
861598AA8    STONE CONTAINER FIN-CAN           B          1,075,000.00     1,138,156.25
861642AC0    STONE ENERGY CORP                 B            700,000.00       651,000.00
883060AC9    TEXON INTERNATIONAL PLC           B            799,999.99       365,949.11
911300AF8    UNITED PAN-EUROPE COMM            B          4,615,000.00     2,457,487.50
199333AC9    COLUMBUS MCKINNON CORP            B            275,000.00       241,656.25
417826AA2    HARVEY CASINOS RESORTS            B            180,000.00       184,500.00
447013AC7    HUNTSMAN PACKAGING CORP           B            575,000.00       543,375.00
92343W300    VERITAS CAPITAL TRUST             B            650,000.00       396,500.00
00751KAB2    ADVANCE STORES CO INC             B-         1,000,000.00       800,000.00
008540AB2    AGRILINK FOODS INC                B-           385,000.00       363,825.00
010014328    PSINET INC                        B-           250,000.00       234,440.79
029050AB7    AMER PLUMBING & MECHANIC          B-           165,000.00       150,150.00
055088AC2    B&G FOODS INC                     B-           850,000.00       684,250.00
095173AE0    BLOUNT INC                        B-           390,000.00       401,700.00
145744AD0    CARROLS CORP                      B-         1,000,000.00       857,500.00
15134QAB5    CENTENNIAL COMMUNICATNS           B-           700,000.00       693,000.00
222746AC3    COURTYARD BY MARRIOTT II          B-         2,375,000.00     2,300,781.25
265736AB4    DUNLOP STAND AERO HLDGS           B-           380,000.00       387,600.00


CUSIP        NAME                              RTG_SP    PAR           MARKET VALUE
-------------------------------------------------------------------------------------------------

29665WAA2    GLOBAL TELE-SYSTEMS LTD           B-           700,000.00       644,000.00
29665WAB0    GLOBAL TELE-SYSTEMS LTD           B-           600,000.00       278,864.97
29665WAF1    GLOBAL TELE-SYSTEMS LTD           B-           400,000.00       361,000.00
302088AH2    EXODUS COMMUNICATIONS             B-           800,000.00       784,000.00
41043FAB5    HANGER ORTHOPEDIC GROUP           B-           855,000.00       684,000.00
449247AA3    ICG HOLDINGS INC                  B-           335,000.00       317,412.50
449247AB1    ICG HOLDINGS INC                  B-           510,000.00       422,025.00
452835AD3    IMPERIAL SUGAR CO                 B-           980,000.00       254,800.00
459655AC0    INTL HOME FOODS                   B-           245,000.00       242,550.00
461127AC6    INTERTEK FINANCE PLC              B-         1,000,000.00       850,000.00
482562AA3    KMC TELECOM HOLDINGS INC          B-           805,000.00       432,687.50
482562AH8    KMC TELECOM HOLDINGS INC          B-           590,000.00       578,200.00
559079AD0    MAGELLAN HEALTH SERVICES          B-         2,085,000.00     1,542,900.00
59501TAL0    MICROCELL TELECOMMUNICAT          B-           835,000.00       532,312.50
600814AC1    MILLICOM INTL CELLULAR            B-         1,155,000.00     1,014,956.25
62874LAA4    ORIUS CAPITAL CORP                B-           430,000.00       432,150.00
677007BU9    OGLEBAY NORTON CO                 B-           320,000.00       298,400.00
690132AC9    OUTSOURCING SOLUTIONS             B-           500,000.00       451,875.00
69363VAB3    PSINET INC                        B-           880,000.00       853,600.00
701081AD3    PARKER DRILLING CO                B-           110,000.00        83,187.50
740518AD7    PREMIER INTL FOODS PLC            B-           575,000.00       540,500.00
740540AE9    PREMIER PARKS INC                 B-           710,000.00       454,400.00
74437CAD3    PSINET INC                        B-           355,000.00       351,450.00
74437CAE1    PSINET INC                        B-           505,000.00       486,062.50
769507AM6    RIVERWOOD INTL CORP               B-           345,000.00       339,825.00
84760TAE0    SPECTRASITE HOLDINGS INC          B-           680,000.00       353,600.00
870426AA1    SWEETHEART CUP CO INC             B-           435,000.00       412,162.50
87910PAB6    TEKNI-PLEX INC                    B-         1,000,000.00     1,027,500.00
87910PAD2    TEKNI-PLEX INC                    B-            75,000.00        71,625.00
87944KAC5    TELE1 EUROPE B.V.                 B-           615,000.00       645,750.00
89589TAC2    TRIARC CONSUMER/BEVERAGE          B-           535,000.00       505,575.00
89708PAC6    TROPICAL SPORTSWEAR INTL          B-           525,000.00       488,250.00
910734AE2    UNITEDGLOBALCOM INC               B-         4,520,000.00     3,118,800.00
92264NAC1    VENETIAN CASINO/LV SANDS          B-           465,000.00       439,425.00
923433AG1    VERIO INC                         B-           360,000.00       349,200.00
923433AL0    VERIO INC                         B-           380,000.00       377,150.00
923433AM8    VERIO INC                         B-           675,000.00       658,125.00
925301AB9    VERSATEL TELECOM BV               B-           265,000.00       270,962.50
925529AG4    VIATEL INC                        B-           675,000.00       614,250.00
925529BJ7    VIATEL INC                        B-           400,000.00       368,000.00
92861LAA6    VSTR WIRE CO/VSTR WR HLD          B-           545,000.00       542,275.00
92861LAC2    VSTR WIRE CO/VSTR WR HLD          B-           415,000.00       249,000.00
975515AW7    WINSTAR COMM                      B-           175,000.00       168,437.50
975515AY3    WINSTAR COMM                      B-           190,000.00        89,300.00
008754578    DIAMOND HOLDINGS PLC              B-           495,000.00       770,297.05
62940NAA0    NTL COMMUNICATIONS CORP           B-         1,345,000.00     1,388,712.50
784178AC9    SFX ENTERTAINMENT INC             B-           780,000.00       774,150.00        B  89,617,748.78
010551986    JAZZTEL PLC                       CCC+         500,000.00       489,215.72
011593AA8    ALAMOSA PCS HOLDINGS INC          CCC+         995,000.00       482,575.00
126934AB4    CABLE SATISFACTION INTL           CCC+         180,000.00       177,300.00
256886AE2    DOLPHIN TELECOM PLC               CCC+         675,000.00       293,625.00
362359AA9    GT GROUP TELECOM                  CCC+         495,000.00       277,200.00
483008AD0    KAISER ALUMINUM & CHEM            CCC+       1,170,000.00     1,117,350.00
591097AB6    METAL MANAGEMENT INC              CCC+       1,020,000.00       773,925.00
67574RAA3    OCWEN CAPITAL TRUST I             CCC+       1,000,000.00       590,000.00
68212DAF9    VOICESTREAM WIRELESS CRP          CCC+         330,000.00       352,687.50
68212DAH5    VOICESTREAM WIRELESS CRP          CCC+         180,000.00       195,750.00
76026QAC6    REPAP NEW BRUNSWICK               CCC+         315,000.00       282,712.50
762430AF3    RHYTHMS NETCONNECTIONS            CCC+         450,000.00       391,500.00
769507AJ3    RIVERWOOD INTERNATIONAL           CCC+       1,460,000.00     1,365,100.00
879946AE1    TELESYSTEM INTL WIRELESS          CCC+         415,000.00       229,287.50
896778AB3    TRITON PCS INC                    CCC+       1,000,000.00       682,500.00
933590AB7    WAM!NET INC                       CCC+         460,000.00       262,200.00
009367AA1    AIRGATE PCS INC                   CCC          875,000.00       476,875.00



CUSIP        NAME                              RTG_SP    PAR           MARKET VALUE
-------------------------------------------------------------------------------------------------

00102PAA9    AEI RESOURCES INC/HLDG            CCC-         960,000.00       211,200.00
031909AD6    AMRESCO INC                       CCC-         600,000.00       435,000.00
031909AE4    AMRESCO INC                       CCC-         135,000.00        97,875.00      CCC   9,183,878.22
009367111    AIRGATE PCS INC WRNT              NA               665.00       119,700.00
05258A113    AUSTRALIS HOLDINGS WRNT           NA             1,725.00                -
130214208    CALIFORNIA PREF FED               NA            20,100.00       439,687.50
184902AD6    CLEARNET COMMUNICATIONS           NA           750,000.00       320,292.05
195204AC6    COLO.COM                          NA           185,000.00       186,850.00
232503110    NABERNET INTERNET SERV-WRNT                        325.00        34,125.00
232503AE2    CYBERNET INTERNET SERV            NA           325,000.00       260,000.00
25607PAB4    DOBSON/SYGNET COMMUNICAT          NA           405,000.00       425,250.00
37957FAB7    GLOBIX CORP                       NA           620,000.00       567,300.00
46268L111    IRIDIUM WRNT                      NA             1,000.00            10.00
472143AA4    JAZZ CASINO CO LLC                NA           380,000.00       119,700.00
695534115    PAGEMART WIRELESS WRNT            NA             7,130.00       110,515.00
781076112    RSL COMM WRNT                     NA             1,300.00        52,000.00
848636114    NALITROCK SERVICES INC-WRNT                      1,625.00       390,000.00
87944K135    TELE1 EUROPE B.V.-WRNT            NA               325.00       111,758.01
87944T201    TELE1 EUROPE B.V.                 NA             5,636.05       107,789.46
902745116    UIH AUSTRALIA WRNT                NA             2,450.00        73,500.00
925301111    NARSATEL TELECOM BV-WRNT                           265.00       160,325.00
933590119    WAM!NET INC-WRNT                  NA             2,550.00        29,643.75
98141A101    WORLD ACCESS INC                  NA             3,770.50        72,110.87
98141AAD3    WORLD ACCESS INC                  NA         1,200,000.00     1,026,000.00       NA   4,606,556.64
59501TAG1    MICROCELL TELECOMMUNICAT          NR           305,000.00       271,450.00
848636AC0    SPLITROCK SERVICES INC            NR         1,075,000.00     1,139,500.00       NR   1,410,950.00
                                                                         120,548,103.81
                                                                       -----------------


Summary

BB                               15,728,970.17     13.0%
B                                89,617,748.78     74.3%
CCC                               9,183,878.22      7.6%
NR                                1,410,950.00      1.2%
NA                                4,606,556.64      3.8%
             --------------------------------------------
Total                           120,548,103.81    100.0%

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

                         STANDARD & POOR'S RATINGS GROUP

          A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

          An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

          AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                            SPECULATIVE GRADE RATING

          Debt rated "BB", "B", "CCC", "CLARK CURBO" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

          BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          CLARK CURBO The rating "CLARK CURBO" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

          C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI The rating "CI" is reserved for income bonds on which no interest is being paid.

          D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          PROVISIONAL RATINGS The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

          L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.

          In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity. Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

          NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                     NOTES

          An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

          NOTE RATING SYMBOLS ARE AS FOLLOWS:

          SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest.

          SP-3 Speculative capacity to pay principal and interest.

          A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                               COMMERCIAL PAPER

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

          A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          B Issues rated "B" are regarded as having only speculative capacity for timely payment.

          C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

          A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                        MOODY'S INVESTORS SERVICE, INC.

          A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                               LONG-TERM RATINGS

          Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          CON(-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                              SHORT-TERM RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

          Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          Leading market positions in well-established industries

          High rates of return on funds employed

          Conservative capitalization structure with moderate reliance on debt and ample asset protection

          Broad margins in earnings coverage of fixed financial charges and high internal cash generation

          Well-established access to a range of financial markets and assured sources of alternate liquidity

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

                            PREFERRED STOCK RATINGS

          Preferred stock rating symbols and their definitions are as follows:

          aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

          baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX C

                                    GLOSSARY

     "AAA/aaa Credit Rating" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the rules and regulations under the Securities Exchange Act of 1934), one of which shall be S&P or Moody's.

     "AA Financial Composite Commercial Paper Rate" on any date means (a) the interest equivalent of the higher of the 7-day or the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (i) "Commercial Paper Dealers" shall mean (A) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (B) in lieu of any thereof, its respective Affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Advisory Agreement" means the Investment Advisory Agreement dated July 30, 1993 under which SSBC serves as investment adviser for the Fund.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a person placing an Order.

     "Alternate Term Period" means any Dividend Period that is not a Standard Term Period.

     "Applicable Rate" means for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (C) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.

     "Articles" means the Articles of Amendment and Restatement, as amended, and the Articles Supplementary with respect to the Preferred Shares of the Fund.

     "Asset Coverage Cure Date" has the meaning set forth under "Description of Preferred Shares--Redemption" in the Statement of Additional Information.

     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

  "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

     "Auction Procedures" means the procedures for conducting Auctions set forth under "Auction Procedures."

     "Average Net Assets" has the meaning set forth under "The Investment Adviser" in the Prospectus.

     "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" or "Broker-Dealers" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Buy Order" means the communication by a Potential Holder to a Broker-Dealer of the number of Preferred Shares which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next succeeding Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $.01 per share, of the Fund.

     "Date of Original Issue" means the date on which the Preferred Shares are originally issued by the Fund.

     "Default Period" has the meaning set forth under "Description of Preferred Shares--Dividends and Dividend Periods" in the Statement of Additional Information.

  "Default Rate" means the Reference Rate multiplied by three (3).

     "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.

     "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

     "Eligible Assets" means S&P Eligible Assets (if S&P is then rating the Preferred Shares), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

     "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 calendar days/33 Business Days thereafter.

     "Fund" means Zenix Income Fund Inc., a Maryland corporation that is the issuer of the Preferred Shares.

     "Holder" means, with respect to the Common Stock and the Preferred Shares of the Fund, the registered holder of shares of such Stock as the same appears on the stock ledger or stock records books of the Fund.

     "Hold Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding Preferred Shares which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period therefor.

     "Hold/Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding Preferred Shares which such Existing Holder desires to continue to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder.

     "Investment Adviser" means SSB Citi Fund Management LLC, the current investment adviser to the Fund, or such other future investment adviser to the Fund.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     "Investment Company Act Preferred Shares Asset Coverage" means asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "Liquidation Value" means $25,000 per share.

     "Mandatory Redemption Date" has the meaning set forth under "Description of Preferred Shares--Redemption" in the Statement of Additional Information.

     "Mandatory Redemption Price" has the meaning set forth under "Description of Preferred Shares--Redemption" in the Statement of Additional Information.

     "Market Value" shall mean the fair market value of an asset of the Fund as computed based upon (i) pricing services to be provided by such pricing service determined from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares, Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares or (ii) the lower of the value set forth in bids from two independent dealers that in securities, one of which bids shall be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued.

     "Master Purchaser's Letter" means a letter substantially in the form of, or containing provisions similar to those in the form, attached as an Exhibit hereto which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

     "Maximum Applicable Rate" means, on any date on which the Applicable Rate is determined, 150% of the 30-day AA Financial Composite Commercial Paper Rate on the date of such Auction.


     "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer, 80% of the AA Financial Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "Notice of Redemption" has the meaning provided under "Description of Preferred Shares--Redemption" in the Statement of Additional Information.

     "Offering" means the offering of 2,400 Auction Rate Cumulative Preferred Shares issued by the Fund under its Registration Statement of which this Statement of Additional Information is a part.

     "Order" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy Order.

     "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

     "Outstanding" means, as of any date, any Preferred Shares theretofore issued by the Fund except, without duplication, (i) any Preferred Shares theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares, and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding;
(B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, any Preferred Shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which Paying Agent may be the same as the Auction Agent.

     "Potential Holder" when used with respect to Preferred Shares, means any person, including any Existing Holder of Preferred Shares, (i) who shall have executed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of Preferred Shares (or, in the case of an Existing Holder or such person of Preferred Shares, additional Preferred Shares).

     "Preferred Shares" means the Auction Rate Cumulative Preferred Shares, $.01 par value per share and liquidation preference $25,000 per share, of the Fund.

     "Preferred Shares Basic Maintenance Amount" has the meaning set forth under "Rating Agency Guidelines" in the Statement of Additional Information.

     "Preferred Shares Basic Maintenance Certificate" has the meaning set forth under "Description of Preferred Shares--Asset Maintenance" in the Statement of Additional Information.

     "Proration Procedures" means:

     (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate

          (x) the number of Preferred Shares to be the subject of an accepted Hold Order will be (i) the number of Preferred Shares subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of Preferred Shares that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of Preferred Shares of Submitted Hold/Sell Orders that specified a rate equal to the Winning Rate, and

          (y) the number of Preferred Shares to be the subject of an accepted Sell Order will be the remaining number of Preferred Shares subject to such Submitted Hold/Sell Order,

     (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate

          (x) the number of Preferred Shares to be the subject of an accepted Buy Order will be (i) the number of Preferred Shares subject to such Submitted Buy Order multiplied by (ii) the difference between (1) the number of Preferred Shares that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the Winning Rate and (2) the number of Preferred Shares that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of Preferred Shares subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and

          (y) such Submitted Buy Order will not be accepted as to the remaining number of Preferred Shares subject to such Submitted Buy Order, and

     (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order

          (x) the number of Preferred Shares to be the subject of an accepted Sell Order will be (i) the number of Preferred Shares subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of Preferred Shares that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Applicable Rate and divided by (iii) the total number of Preferred Shares subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and

          (y) the number of Preferred Shares to be the subject of an accepted Hold Order will be the remaining number of Preferred Shares subject to such Submitted Hold/Sell Order or Submitted Sell Order.

     "Rating Agency Guidelines" means the guidelines established by S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) as set forth under "Rating Agency Guidelines," in the Statement of Additional Information, as amended from time to time, or by any Other Rating Agency that is then rating the Preferred Shares.

     "Reference Rate" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate for a Dividend Period of 184 days or more).

     "Rounding Procedures" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of Preferred Shares not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of Preferred Shares to be held, purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of Preferred Shares evenly divisible by 1.

     "Rule 144A Securities" means securities that are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's Investment Adviser acting subject to the supervision of the Fund's Board of Directors.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors at law.

     "Securities Depository" means the Depository Trust and Clearing Corporation and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     "Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding Preferred Shares which such Existing Holder offers to sell without regard to the Dividend Rate for the next succeeding Dividend Period therefor.

     "Service" means the United States Internal Revenue Service.

     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of, a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) of the Articles Supplementary and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles Supplementary and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) of the Articles Supplementary and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) and/or 3(a)(iii) of the Articles Supplementary at a price per share equal to Liquidation Value plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of Liquidation Value or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Term Period" means a Dividend Period of seven days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

     "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.

     "Submitted Buy Order" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold Order" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold/Sell Order" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Order" means each Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Sell Order" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of Preferred Shares that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "Underwriter" means Salomon Smith Barney Inc.

     "Underwriting Agreement" means the Underwriting Agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Statement of Additional Information is a part.

     "Validity Procedures" means the following procedures and priorities:

     (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of Preferred Shares greater than the number of Preferred Shares held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of Preferred Shares held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid pro rata.

     (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of Preferred Shares greater than the excess of the number of Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of Preferred Shares equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.

     (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of Preferred Shares greater than the excess of the number of Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of Preferred Shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.

     "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the Preferred Shares initially are issued.

     "Winning Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in Clause (B)above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.